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                                                                   Exhibit 10.10


                      FORM OF PREFERRED PROVIDER AGREEMENT

                                       FOR

                       PHARMACEUTICAL AND RELATED SERVICES


         AGREEMENT, dated as of __________, 1997, between Beverly Enterprises, Inc., a Delaware corporation ("Company"), formerly known as New Beverly Holdings, Inc., and PharMerica Corporation, a Delaware corporation ("Provider"), formerly known as Capstone Pharmacy Services, Inc. ("Capstone").

         WHEREAS, Company directly or through its subsidiaries, Beverly Health and Rehabilitation Services, Inc. and American Transitional Hospitals, Inc., or any other Subsidiary (as defined) or Affiliate (as defined) of Company (the applicable "Facility Operator"), operates (by reason of its ownership thereof, or its lease thereof, or by reason of management agreements or investments in joint ventures) long term care nursing facilities, assisted living facilities and/or certain transitional hospital facilities (all of such facilities currently operated being listed on Exhibit "A" hereto, and herein referred to as the "Company LTC Facilities"); and

         WHEREAS, Provider is engaged in the business of providing pharmaceutical and related services as an independent contractor for health care facilities; and

         WHEREAS, certain of the Company LTC Facilities prior to the effective date of this Agreement have had in effect one or more provider agreements relating to the provision of pharmaceutical and/or related services to such facilities ("Pre-Existing Provider Agreements") by Provider or one of Provider's predecessors, while certain other Company LTC Facilities currently have agreements with other providers for the provision of pharmaceutical and/or related services ("Other Provider Agreements"); and

         WHEREAS, Company has found using several different providers of pharmaceutical product, distribution and dispensing services to service the Company LTC Facilities to be inefficient in many cases and believes it to be in its best interest to enter into an agreement pursuant to which such services will be available to it from a single provider; and

         WHEREAS, Company has extensive knowledge of the quality of Provider's pharmaceutical product, distribution and dispensing services pursuant to the Pre-Existing Provider Agreements; and

         WHEREAS, Company believes that due to the quality of Provider's operations and Provider's experience, size and national presence, Provider will be able to provide pharmaceutical product, distribution and dispensing services, as well as the other services which may be provided under this Agreement, to the Company LTC Facilities in a consistent manner and on terms and conditions more favorable to the Company LTC Facilities than are being rendered under Other Provider Agreements, and Provider desires to provide said services, in each case on the terms and subject to the conditions specified in this Agreement; and


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         WHEREAS, Provider desires to provide the services described herein to the Company LTC Facilities and in consideration of its status as a preferred provider is willing to make certain long-term commitments to the Company LTC Facilities and their residents and patients as provided herein;

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

         1. AGREEMENTS.

                  (a) Replacement of Pre-Existing Provider Agreements. As soon as practicable after the execution of this Agreement, Company and Provider will cooperate to assure the execution of, and Company shall cause the applicable Facility Operator to replace the Pre-Existing Provider Agreements in each Company LTC Facility with, counterpart agreements, as applicable in the case of each Company LTC Facility which previously had one or more of such agreements, in the respective forms set forth as Exhibits "B," "C," "D" and "E" (such forms of agreement being referred to individually as a "Facility Agreement" and collectively as the "Facility Agreements"), so that after such counterpart Facility Agreements shall have been executed, Provider will continue to serve for the duration of the term of this Agreement, subject to the terms and conditions of this Agreement and the applicable Facility Agreements, as the provider in the applicable Company LTC Facility of the pharmaceutical and/or related services previously covered by the Pre-Existing Provider Agreements, all on the terms and conditions set forth therein, except that the pricing of pharmaceutical products and services to be in effect with respect to such Facility Agreements shall be as set forth on a schedule to be attached thereto. Upon such execution, each such Facility Agreement shall thereafter be referred to under this Agreement as an "Existing Facility Agreement."

                  (b) Addition of New Provider Agreements. If, during the term of this Agreement:

                           (i) any Other Provider Agreement shall expire or be
terminated for any reason at a Company LTC Facility or a New Facility (as hereinafter defined);

                           (ii) any Existing Provider Agreement shall expire or
be terminated for any reason at a Company LTC Facility other than for cause as provided therein or as a result of the circumstances described in Paragraph 7(h), below; or

                           (iii) any long term care or assisted living facility
or transitional hospital which is not a Company LTC Facility on the effective date of this Agreement is hereafter acquired, owned, operated or managed (collectively, an "Acquisition") by the Company or a Facility Operator (a "New Facility"), which New Facility at the time at the time of Acquisition is not served by an Other Provider Agreement required pursuant to contractual obligations;

then the Company or the applicable Facility Operator and Provider shall, upon the terms and subject to the conditions and procedures of this Agreement, negotiate in good faith to enter into



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one or more Facility Agreements in the form and substance attached as Exhibits
"B" through "E" inclusive (each, a "New Provider Agreement") pursuant to which Provider shall agree to provide such Qualifying Competitive Services (as hereinafter defined) as may be covered by the particular Facility Agreement for a term of years commencing on the date of said Facility Agreement, subject to renewal as provided therein; provided, that no such New Provider Agreement shall have a term exceeding the then remaining and unexpired term of this Agreement, without regard for renewal or extension of the term described herein. The foregoing agreement to enter into one or more New Provider Agreements is subject to the following proviso: if either the Company or Provider reasonably determines in good faith that, due to legitimate business reasons, it is not feasible to enter into New Provider Agreements with respect to an Acquisition as described in Section 1(b)(iii) herein, the party making such determination of non-feasibility shall promptly notify the other party of its reasons for such determination, and the parties shall thereupon cooperate in good faith to the extent feasible to: (1) eliminate or cure the conditions adversely affecting the reasonability of entering into the New Provider Agreements with respect to the New Facility, or (2) concur that the New Facility should be excused from the requirement to enter into a New Provider Agreement.

                  (c) Certain Definitions. As used in this Agreement:

                           (i)  "Affiliate" of any person means any person or
entity which on the date in question, directly or indirectly is controlled by such person; and, for such purposes, a person shall be deemed to "control" another person or entity if is the "beneficial owner" (as that term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of greater than twenty percent (20%) of any class of voting securities (or other voting interests) of a controlled entity which is a publicly-traded entity, or forty percent (40%) of an privately-held entity, or if such person possesses, directly or indirectly, the power to direct or cause the direction of the management of policies of the controlled entity with respect to the matters covered by this Agreement, whether through ownership of stock, by contract or otherwise.

                           (ii) "Material Number" when used in connection with
an aggregation of Pre-Existing Provider Agreements or, as applicable, Existing Provider Agreements and New Provider Agreements, means at any time of determination a number of long term care facilities equal to ten percent (10%) of the aggregate of the Company's long term care facilities at the time (including both Company LTC Facilities and New Facilities) having Pre-Existing Provider Agreements or, as applicable, Existing Provider Agreements and New Provider Agreements.

                           (iii) "Qualifying Competitive Services" means
Services offered by Provider with respect to a Company LTC Facility or a New Facility which at the time are equivalent to or more competitive (in terms of price, terms and conditions, quality, timeliness and the range and type of services and products) than those then being provided to the Company LTC Facility or New Facility, as determined by the Facility Operator in its good faith judgment. During the initial term of this Agreement, the price, terms and conditions with respect to contracts for Services provided under Existing Provider Agreements to any Company LTC Facility shall be deemed to be Qualifying Competitive Services.



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                           (iv) "Services" means any one or more pharmaceutical
and related services, consulting services, clinical laboratory services, intravenous ("IV") services, enteral/urological services, wound care services, the provision of medical-surgical supplies and participating in clinical trials research activities.

                           (v) "Subsidiary" of any party means any entity if
such party possesses, directly or indirectly, greater than a 50% ownership interest thereof.

                  (d) Restriction on Certain Activities. Company for itself and its Subsidiaries and Affiliates agrees that during the initial term hereof neither Company, any Subsidiary or any Affiliate will engage in the provision of Services to any person or entity; provided, that this covenant shall be subject to and shall not be construed to limit, inhibit or restrict the Company, any Subsidiary or Affiliate at any time or in any way from engaging in any conduct or activity permitted by the terms of the Non-competition Agreement of even date between Company and Capstone, a true copy of which is attached hereto as Exhibit "F."

         2. PROCEDURE.

                  During the term of this Agreement, thirty (30) days prior to the scheduled expiration of, or as promptly as practicable prior to, or, if not practicable prior to, then promptly following the termination of any Other Provider Agreement with any Company LTC Facility which continues to be operated by Company or one of its Subsidiaries or Affiliates, or in the case of Acquisition by the Company of a New Facility, within thirty (30) days after such
Acquisition:

                  (a) Notice. Company shall give notice to Provider of such expiration or termination of an Other Provider Agreement at a Company LTC Facility or the Acquisition of a New Facility described in Paragraph 1(b)(iii), such notice to include a statement as to whether or not such New Facility will continue to be covered by an Other Provider Agreement pursuant to Paragraph 1(b)(iii), and expressing the reasons therefor (any Company LTC Facility or New Facility as to which an Other Provider Agreement is contemplated to terminate or expire or has terminated or expired being referred to as an "Available Facility");

                  (b) Completion of New Provider Agreement. Provider and the applicable Facility Operator shall in good faith negotiate to complete, with respect to a proposed New Provider Agreement for such Available Facility, any items which remain blank on the applicable Facility Agreement providing for such Services as the parties may agree upon, and any other terms or conditions necessary to provide Qualifying Competitive Services, including, without limitation, the pricing of services and products to be supplied pursuant to said Facility Agreement;

                  (c) Required Approvals Obtained. The applicable Facility Operator shall diligently pursue obtaining any customary consent or approval of any person or entity, or of any Federal, state, local or other governmental or quasi-governmental agency, bureau, board, administrator, court, commission, department, instrumentality, body or other authority having jurisdiction over it or the operation of its business or its assets, and if applicable, of the owner of any Available Facility managed by Company or the applicable Subsidiary or Affiliate, in each


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case, necessary or appropriate to entering into the proposed New Provider
Agreement and the performance of the transactions contemplated thereby ("Required Approvals");

                  (d) Representations and Warranties Reaffirmed. Provider and Company each automatically shall be deemed to have remade each of their representations and warranties made in this Agreement as of the date of the execution and delivery of the applicable proposed New Provider Agreement; and

                  (e) Execution of New Provider Agreement. The applicable Facility Operator and Provider shall execute and deliver the applicable proposed New Provider Agreement and such New Provider Agreement shall become effective immediately upon termination (or expiration) of the applicable Other Provider Agreement, or if such Other Provider Agreement already shall have been terminated, then immediately upon execution and delivery of the New Provider Agreement, or upon such other date as the applicable Facility Operator and Provider shall agree.

         3. CONDITIONS.

                  (a) Satisfaction of Conditions. Neither Company or any Facility Operator, on the one hand, nor Provider on the other hand, shall have any obligation to enter into any proposed New Provider Agreement with respect to any Available Facility unless the following conditions shall have been satisfied within thirty (30) days after delivery by Company to Provider of the notice required pursuant to Paragraph 2(a), above:

                           (i) the applicable New Provider Agreement shall
provide for Qualifying Competitive Services, and shall provide that said Services shall continue thereafter to be Qualifying Competitive Services within the meaning of Paragraph 1(c)(iii) hereof; and

                           (ii) all Required Approvals shall have been obtained.

                  (b) Provider Breach of Representations and Warranties. Neither Company nor any Facility Operator shall be obligated to enter into any proposed New Provider Agreement with respect to any Available Facility if Provider shall have breached, which breach shall be continuing, any of its material representations, warranties or obligations under this Agreement or under a Material Number, in the aggregate, of Pre-Existing Provider Agreements, or as applicable, Existing Provider Agreements and New Provider Agreements.

                  (c) Company or Facility Operator Breach of Representations and Warranties. Provider shall not be obligated to enter into any proposed New Provider Agreement if Company or any Facility Operator shall have breached, which breach shall be continuing, any of its material representations, warranties or obligations under this Agreement or under a Material Number of Pre-Existing Provider Agreements or, as applicable, Existing Provider Agreements and New Provider Agreements.

         4. CONFLICTING PROVISIONS. If any of the provisions of this Agreement shall conflict with or be inconsistent with any of the provisions of any New Provider Agreement, the


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provisions of such New Provider Agreement shall govern with respect to the subject matter of such New Provider Agreement.

         5. REPRESENTATIONS AND WARRANTIES OF COMPANY.

                  (a) Corporate Power and Authority. Company has the full corporate power and authority to make, execute, deliver and perform its obligations under this Agreement, including all Schedules and Exhibits hereto, and the other agreements, instruments, certificates and documents required or contemplated hereby or thereby to be executed or delivered by it ("Company Transaction Documents"), and all of the transactions contemplated hereby and thereby to be performed by it. Such execution, delivery, performance and consummation have been duly authorized by all necessary action, corporate or otherwise, on the part of Company, its directors and stockholders.

                  (b) No Conflicts or Breaches. Neither the execution or delivery of this Agreement or any of the Company Transaction Documents by Company nor the performance by Company of the transactions contemplated hereby and thereby, conflicts with, or constitutes a breach of or a default under (i) its certificate of incorporation or by-laws; or (ii) any applicable judgment, order, writ, injunction, or decree of any court.

                  (c) Agreements in Full Force and Effect. Each of the Pre-Existing Provider Agreements or, as applicable, Existing Provider Agreements and New Provider Agreements in effect on the date this representation and warranty is made is in full force and effect and Company and the Facility Operators are not in material default under a Material Number of such agreements.

                  (d) Authority to Bind Subsidiaries, etc. Company has the requisite authority to cause this Agreement to be binding on its Subsidiaries, Affiliates and Facility Operators.

         6. REPRESENTATIONS AND WARRANTIES OF PROVIDER.

                  (a) Corporate Power and Authority. Provider has the full corporate power and authority to make, execute, deliver and perform its obligations under this Agreement, including all Schedules and Exhibits hereto, and the other agreements, instruments, certificates and documents required or contemplated hereby or thereby to be executed or delivered by it ("Provider Documents"), and all of the transactions contemplated hereby and thereby to be performed by it. Such execution, delivery, performance and consummation have been duly authorized by all necessary action, corporate or otherwise, on the part of Provider, its directors and stockholders.

                  (b) No Conflicts or Breaches. Neither the execution or delivery of this Agreement or any of the Provider Documents by Provider nor the performance by Provider of the transactions contemplated hereby and thereby, conflicts with, or constitutes a breach of or a default under (i) its certificate of incorporation or by-laws; or (ii) any applicable judgment, order, writ, injunction, or decree of any court.


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                  (c) Agreements in Full Force and Effect. Each of the
Pre-Existing Provider Agreements or, as applicable, Existing Provider Agreements and New Provider Agreements in effect on the date of this representation and warranty is made is in full force and effect and Provider is not in material default under a Material Number of any such agreements.

         7. TERM.

                  (a) Length of Agreement. This Agreement shall commence as of the date hereof (the "Commencement Date") and shall terminate on the fifth anniversary of the Commencement Date (the "Scheduled Termination Date"), unless sooner terminated as hereinafter provided.

                  (b) Right of First Refusal. In order to encourage continuity and uniformity in the provision of quality Services, that parties agree that Provider shall be granted a right of first refusal with respect to renewal of this Agreement for one subsequent five year renewal term, subject to all of the terms and conditions of this Paragraph 7.

                  (c) Negotiation for Renewal. Within 180 days, but not less than 120 days prior to the Scheduled Termination Date, Provider shall, if it desires to renew this Agreement, submit to Company and the applicable Facility Operator, Provider's proposed prices with respect to each category of Services proposed to be provided at the Company LTC Facilities and the New Facilities (the "Proposed Prices"), which Provider shall certify in Provider's best judgment as being, together with other terms and conditions set forth in the applicable agreements, Qualifying Competitive Services. The parties shall thereafter negotiate in good faith regarding adoption of such Proposed Prices to be in effect during the proposed renewal term of this Agreement under the Existing Facility Agreements and New Facility Agreements. If the parties are able to reach agreement on the Proposed Prices, this Agreement and each Existing Facility Agreement and New Facility Agreement shall thereupon be renewed on the Scheduled Termination Date for a term of five years.

                  (d) Qualifying Alternative Bids. If the parties are unable to reach agreement on the Proposed Prices, and in any event at the Company's option, not later than 90 days prior to the Scheduled Termination Date, the Company may solicit proposals (each a "Qualifying Alternative Bid" and collectively, the "Qualifying Alternative Bids") from any other national pharmacy provider for it to provide the Services to the Company and covering at least 75% of the Company LTC Facilities and New Facilities then being served by Provider (such number of facilities being collectively referred to in this Paragraph 7 as the "Requisite Facilities") during the ensuing five year period. As used herein, "national pharmacy provider" means a provider of institutional pharmacy services which alone or with Affiliates has the capability of servicing at least 75% of the Company's LTC Facilities and New Facilities then being served by Provider.

                  (e) Procedure for Renewal. Upon receipt of such Qualifying Alternative Bids to provide the Services to the Company and the Requisite Facilities during the ensuing five years, if such Qualifying Alternative Bid or Bids are equal to or greater than the Proposed Prices offered by the Provider, this Agreement, the Existing Provider Agreements and the New Provider Agreements shall thereupon be renewed with Provider for a five year term, commencing on the



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Scheduled Termination Date, on the terms and conditions set forth herein and therein, except that the prices for the Services shall be the Proposed Prices during such renewal term. If such Qualifying Alternative Bid or Bids are less than the Proposed Prices with respect to the provision of the Services, Company shall provide such Qualifying Alternative Bids to Provider, not less than 45 days prior to the Scheduled Termination Date. Provider shall thereupon have the opportunity to revise its offer to provide the Services and adjust its Proposed Prices in all Company LTC Facilities and New Facilities then being served by Provider for the ensuing five year period to an amount (the "Average Alternative Prices") equal to (i) the average of the three lowest Qualifying Alternative Bids received by the Company with respect to such Requisite Facilities, or (ii) if there are less than three national pharmacy providers at the time which submit Qualifying Alternative Bids, the average of the two Qualifying Alternative Bids received by the Company with respect to such Requisite Facilities, or (iii) if there are less than two national pharmacy providers at the time which submit Qualifying Alternative Bids, the Qualifying Alternative Bid received by the Company with respect to the Requisite Facilities.

                  (f) Notification of Exercise of First Refusal Right. If Provider elects to meet the Qualifying Alternative Bid or Bids, as applicable, with respect to the Requisite Facilities, it shall notify Company not less than 30 days prior to the Scheduled Termination Date of Provider's election to continue to provide the Services at the Average Alternative Prices to the Company LTC Facilities and New Facilities then being served by Provider for the ensuing five years, and this Agreement, the Existing Provider Agreements and the New Provider Agreements shall thereupon be renewed on such terms and conditions as are set forth herein and therein, subject to the modifications as to prices for the Services as hereinabove set forth.

                  (g) Expiration of Agreement Upon Failure to Exercise First Refusal Right. If Provider does not elect to provide the Services at the Average Alternative Prices as hereinabove set forth, then this Agreement, the Company LTC Agreements and the New Provider Agreements shall expire and terminate on the Scheduled Termination Date.

                  (h) Termination. This Agreement may be terminated and, except as to liabilities or claims of either party hereto which shall have theretofore accrued or arisen, the obligations of the parties hereto with respect to this Agreement may be terminated, upon the happening of any of the following events:

                         (i) (A) if a Bankruptcy Event (as hereinafter defined)
shall occur with respect to Provider; or

                             (B) if Provider, after written notice thereof by
Company to Provider, shall fail to keep, observe, or perform any of the material covenants, agreements, terms or provisions of this Agreement (and such default shall continue for a period of sixty (60) days after notice of such default) or of an aggregate Material Number of Pre-Existing Provider Agreements or, as applicable, Existing Provider Agreements and New Provider Agreements to be kept, observed, or performed by Provider (and such default shall continue uncured during any appropriate grace period set forth in such agreements); or



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                              (C) if Provider shall, in any material respect,
breach (as of the date made) any representations or warranty contained in this Agreement, or if Provider shall in any material respect breach (as of the date made) any representation or warranty contained in a Material Number of Pre-Existing Provider Agreements or, as applicable, Existing Provider Agreements and New Provider Agreements;

then in case of any such event and upon the expiration of the period of grace applicable thereto (if any), the term of this Agreement shall be terminated, at the option of Company, upon written notice to Provider.

                         (ii) (A) if a Bankruptcy Event shall occur with
respect to Company; or

                              (B) if Company shall fail to keep, observe, or
perform any material covenant, agreement, term or provision of this Agreement to be kept, observed, or performed by it (and such default shall continue for a period of sixty (60) days after notice of such default) or if Company and/or the Facility Operators shall fail to keep, observe, or perform any of the material covenants, agreements, terms or provisions of an aggregate Material Number of Pre-Existing Provider Agreements or, as applicable, Existing Provider Agreements and New Provider Agreements to be kept, observed, or performed by Company and/or Facility Operators (and such default shall continue uncured during any applicable grace period set forth in such agreements); or

                              (C) If Company shall, in any material respect,
breach (as of the date made) any representation or warranty contained in this Agreement, or if Company and/or the Facility Operators shall breach, in any material respect, any representation or warranty contained in an aggregate Material Number of any Pre-Existing Provider Agreements or, as applicable, Existing Provider Agreements and New Provider Agreements;

then in case of any such event and upon the expiration of the period of grace applicable thereto (if any), the term of this Agreement shall be terminated, at Provider's option upon written notice to Company.

                  (i) Change in Law or Regulation.

                           (i) If, during the term of this Agreement, there
shall be (A) a change in the Medicare or Medicaid statute, regulations, or general instructions (or in the application thereof), or any governmental payor system, including but not limited to the Veterans Administration ("VA"), or (B) the adoption of new legislation or regulations applicable to this Agreement or any Pre-Existing Provider Agreement, Existing Provider Agreement or New Provider Agreement (collectively, for purposes of this Paragraph 7, "Affected Agreements"), or (C) a change in any other third party reimbursement system, or
(D) the initiation of enforcement action with respect to legislation, regulations, or instructions applicable to any Affected Agreements, any of which changes, legislation, regulations or action affects the continuing legality of any Affected Agreements or the ability of Company to obtain reimbursement for the full cost of any Services at the levels then in effect, as provided to Company by Provider,


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Company may, at any time within one year of the effective date as to Company, of such changes, legislation, regulation or action, upon written notice as provided herein, propose an amendment to any such Affected Agreement, modifying the same to the minimum extent necessary to assure the continuing legality of such Affected Agreement or to eliminate the future impediment or impairment to reimbursement. For periods beginning January 1, 1998, in the event that reimbursement is denied for any facility covered by an Affected Agreement for covered items or Services under the Medicare program because Provider's charges exceed the usual, customary and reasonable charges for such Services or covered items, as evidenced by a Notice of Medicare Reimbursement ("NPR"), any change to such Affected Agreement effectuated for the purpose of obtaining reimbursement shall be made applicable only for reimbursement periods subsequent to the period to which the NPR related, for the remainder of the term of such Affected Agreement. In the event that Provider is unable or unwilling to supply the items or Services at price levels sufficient to assure such reimbursement, then
Company may, at its sole option, elect to obtain such items or Services from other sources or to accept the prices offered by Provider.

                           (ii) If, during the term of this Agreement, the
system of reimbursement under which Medicare, Medicaid or any other third party governmental payor reimburses providers of health care services such as Company for covered items and Services (hereinafter, the "Affected Services") shall be changed by law or regulation, from an existing cost-based reimbursement system to any other system, including but not limited to a prospective payment system, under which Company, its Affiliates or any Facility Operator is placed at risk for full reimbursement of the Affected Services covered by an Affected Agreement, then the parties agree that, at any time within one year of the effective date of such change as to Company, upon written notice of such change as provided herein, they shall prospectively renegotiate the pricing terms with respect to the Affected Services under any such Affected Agreement to reflect the impact of such risk-based reimbursement for the remainder of the term of this Agreement or, at their option, the parties may elect to negotiate a risk-based pricing structure for any such Affected Agreement. In either event, the parties agree that they shall negotiate in good faith to achieve a fair distribution of any adverse impact of such change in the reimbursement system as it impacts the Affected Services. In the event the parties are unable to reach agreement on modified pricing terms with respect to Affected Services (hereinafter, the "Adjusted Pricing Structure"), Company on written notice to Provider may elect to take the following procedures:

                                (A) Company may solicit proposals (each a
"Proposed Alternative Bid" and collectively, the "Proposed Alternative Bids") from any other qualified pharmacy provider for it to provide the Affected Services to the Company LTC Facilities and New Facilities, if any, then being served by Provider and which are affected by such changes in the reimbursement system (such facilities being collectively referred to in this Paragraph 7(i) as the "Affected Facilities") during the remainder of the term of the Affected Agreement then in effect. As used herein, "qualified pharmacy provider" means a provider of institutional pharmacy services which alone or with Affiliates has the capability of servicing at least 75% of the Affected Facilities then being served by Provider.

                                (B) Upon receipt of such Proposed Alternative
Bids to provide the Affected Services to the Company and the Affected Facilities, if all such Proposed Alternative Bid or Bids are equal to or greater than the Adjusted Pricing Structure last offered by



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the Provider, Company shall forthwith notify Provider of that fact, and the
Adjusted Pricing Structure last offered by Provider shall thereupon be in effect for the duration of the term of the Affected Agreement with respect to the Affected Services, subject to the continuing application of all the other terms and conditions of the Affected Agreement, including the provisions of this Paragraph 7(i). If any of such Proposed Alternative Bid or Bids is less than the Adjusted Pricing Structure last offered by Provider for the Affected Services, Company shall provide such Proposed Alternative Bids to Provider within 30 days after receipt of the last of such Bid or Bids. Provider shall thereupon have the opportunity to revise its Adjusted Pricing Structure to provide the Affected Services in all the Affected Facilities then being served by Provider for the duration of the term of the Affected Agreement then in effect to an amount (the "Average Adjusted Pricing Structure") equal to (i) the average of the three lowest Proposed Alternative Bids received by Company with respect to such Affected Facilities, or (ii) if there are less than three qualified pharmacy providers at the time which submit Proposed Alternative Bids, the average of the two Proposed Alternative Bids received by Company with respect to the Affected Facilities, or (iii) if there are less than two qualified pharmacy providers at the time which submit Proposed Alternative Bids, the Proposed Alternative Bid received by Company with respect to the Affected Facilities.

                                (C) If Provider elects to meet the Proposed
Alternative Bid or Bids, as applicable, with respect to the Affected Facilities, as set forth in subparagraph (B) above, it shall notify Company not less than 30 days after receipt of all the Proposed Alternative Bids by Provider of Provider's election to continue to provide the Affected Services under the Average Adjusted Pricing Structure to the Affected Facilities for the duration of the term of the Affected Agreement then in effect, subject to the continuing application of all the other terms and conditions of the Affected Agreement, including the provisions of this Paragraph 7(i).

                                (D) If Provider does not elect to provide the
Affected Services under the Average Adjusted Pricing Structure as hereinabove set forth, then Company may, at its sole option, elect to obtain such Affected Services from any of the qualified pharmacy providers whose Proposed Bid is equal to or less than the Average Adjusted Pricing Structure or accept the Adjusted Pricing Structure last offered by Provider for the duration of the term of the Affected Agreement then in effect.

                           (iii) If, during the term of this Agreement, the
system of reimbursement under which Medicare, Medicaid or any other governmental third-party payor reimburses providers of health care services such as the Company for Affected Services shall be changed, by law or regulation, from an existing cost-based reimbursement system to any other system, including but not limited to a Prospective Payment System, under which Company is required to absorb, as part of an all-inclusive rate or payment, the cost of Affected Services covered by any Affected Agreement which were previously billed by Provider directly to Medicare, Medicaid or other governmental third-party payor, then the parties agree that, at any time within one year of the effective date of such change as to Company, upon written notice of such change as provided herein, they shall prospectively renegotiate the pricing terms with respect to the Affected Services under any such Affected Agreement to reflect the impact of such risk-based reimbursement for the remainder of the term of this Agreement, and this Agreement and any other Affected Agreement shall be amended to reflect the new prices for those Affected Services.

In the event the parties are unable to reach agreement on modified pricing terms with respect to Affected Services, Company on written notice to Provider may elect to follow the procedures set forth in subparagraphs 7(i)(ii)(A) through
(D), inclusive, to determine the Adjusted Pricing Structure for the Affected Services to be in effect with Provider or other qualifying pharmacy providers for the duration of the term of the Affected Agreement then in effect.


                  (j) Bankruptcy Event Defined. A "Bankruptcy Event" shall be deemed to occur with respect to a party if it shall apply for or consent to the appointment of a receiver, trustee, or liquidator or for all or a substantial part of its assets, file a voluntary petition in bankruptcy, make a general assignment for the benefit of creditors, file a petition or an answer seeking reorganization or arrangement with creditors or take advantage of any insolvency law, or if an order, judgment or decree shall be entered by any court of competent jurisdiction, on the application of a credit, adjudicating it as bankrupt or insolvent or approving a petition seeking reorganization or appointing a receiver, trustee, or liquidator of all or a substantial part of its assets, and other such order, judgment or decree shall continue unstayed and in effect for any period of ninety (90) consecutive days.

                  (k) No Limit on Right to Damages. Termination of this Agreement by default by either party shall not limit the rights of the non-defaulting party to damages or otherwise.

         8. CONFIDENTIALITY.

                  (a) Confidential Information.

                           (i) Provider recognizes and acknowledges that, by
virtue of entering into this Agreement and providing services to Company and the Facility Operators hereunder and under the Pre-Existing Provider Agreements, Existing Provider Agreements and the New Provider Agreements, Provider and its staff will have access to certain information of Company and the Facility Operators that is confidential and constitutes valuable, special and unique property of Company and the Facility Operators ("Confidential Information"). Provider agrees that, except as otherwise required by applicable law, neither it nor any of its staff will at any time, either during or subsequent to the term of this Agreement, disclose to others, use, copy or permit to be copied, without the express prior written consent of Company, except pursuant to its duties under the Pre-Existing Provider Agreements, Existing Provider Agreements and New Provider Agreements, any Company Confidential Information including but not limited to, information which concerns any Company LTC Facility's or New Facility's patients, costs, prices, or treatment methods at any time used, developed or made by Company or any Facility Operator and which is not otherwise available to the public (otherwise than through Provider).

                           (ii) Company recognizes and acknowledges that, by
virtue of entering into this Agreement and accepting services from Provider hereunder and under the Pre-Existing Provider Agreements, Existing Provider Agreements and New Provider Agreements, Company, Facility Operators and their respective staffs will have access to certain information of Provider that is confidential and constitutes valuable, special and unique property of Provider ("Provider Confidential Information"). Company agrees that, except as otherwise required by applicable law, it, the Facility Operators and their respective staffs will not at any time, either during or subsequent to the term of this Agreement, disclose to others, use, copy or permit to be copied, without the express prior written consent of Provider, except pursuant to its duties under the Pre-Existing Provider Agreements, Existing Provider Agreements and New Provider Agreements, any Provider Confidential Information.

                  (b) No Disclosure of Agreement. Except for disclosure to their legal counsel, accountants, or financial advisors, Provider and its staff, on the one hand, and Company, the Facility Operators and their staff, on the other hand, shall not disclose the terms of this Agreement to any person who is not a party or signatory to this Agreement, unless disclosure thereof is required by law or otherwise authorized by this Agreement or except in connection with the proposed sale of one or more of the Available Facilities. Notwithstanding the foregoing, both parties recognize and acknowledge that this Agreement (but not necessarily the exhibits) may be required to be filed as an exhibit to certain registration statements and reports filed by both parties with the Securities and Exchange Commission, and that any such filings shall not be deemed to result in a breach of the terms of this Agreement.

                  (c) Patient Records Confidential. Neither Provider nor any of its staff shall disclose to any third party, except where permitted or required by law or where such disclosure is expressly approved by Company in writing, any patient or medical record information regarding any Company LTC Facility or New Facility patients, and Provider and all of its staff shall comply with all Federal and state laws and regulations, and all reasonable rules, regulations, and policies of each Company LTC Facility and New Facility regarding the confidentiality of such information.

                  (d) Return of Confidential Information. Upon termination of this Agreement by either party for any reason whatsoever, each party shall forthwith return to the other, all material constituting or containing Confidential Information and the returning party will not thereafter use, appropriate or reproduce such information or disclose such information to any third party.

                  (e) Public Information. Confidential information shall not include information which is or becomes public or which was in possession of the party prior to receiving it from the other party or which was developed by the party disclosing or using it.

                  (f) Strict Compliance. Failure to strictly comply with the provisions of this Paragraph 8 shall be a material breach of this Agreement. Each party acknowledges that this is a continuing obligation and that such obligation shall survive the termination of this Agreement. Each party further acknowledges that the restrictions contained in this Paragraph 8 are reasonable and necessary to protect the legitimate business interests of the other party and that any violation thereof by one party would result in irreparable harm to the other party. Accordingly, in the event of an actual or a threatened breach by either party of the provisions of this Paragraph 8, the other party shall be entitled to obtain from any court of competent jurisdiction a preliminary or permanent injunction enjoining the breaching party from disclosing such information. Nothing herein shall be construed as prohibiting either party from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of damages.

         9. Miscellaneous Provisions.

                  (a) No Advertising. No party hereto shall use the name of the other party in any advertising publication, or prospectus without prior written approval of such party.

                  (b) Notices. Any notice, demand, or communication required, permitted, or desired to be given hereunder, shall be deemed sufficiently given when personally delivered or mailed by prepared certified mail, return receipt requested, or sent by nationally-recognized overnight courier, or by facsimile transmission (receipt confirmed), addressed as follows:

                    to Company:          Beverly Enterprises, Inc.
                                         5111 Rogers Avenue, Suite 40-A
                                         Fort Smith, AR 72919-1000
                                         Attention: David R. Banks
                                                    Chairman of the Board
                                         Fax No.: 501-452-6712

                    With copies to:      Robert W. Pommerville, Esq.
                                         Executive Vice President, Secretary and
                                         General Counsel
                                         Beverly Enterprises, Inc.
                                         5111 Rogers Avenue, Suite 40-A
                                         Fort Smith, AR 72919-1000
                                         Fax No.: 501-452-3760

                                         and

                                         H. Watt Gregory, III, Esq.
                                         Giroir, Gregory, Holmes & Hoover, PLC
                                         111 Center Street - Suite 1900
                                         Little Rock, AR 72201
                                         Fax No.: 501-374-2380

                    to Provider:         PharMerica Corporation
                                         3611 Queen Palm Drive
                                         Tampa, FL 33619
                                         Attention: _________________
                                         Fax No.:     813-623-1167

                    with copies to:      ________________________

or to such other or additional addresses as may be provided by either party from time to time in the manner described above.

                  (c) No Partnership or Joint Venture Created. Nothing contained in this Agreement shall constitute or be construed to be or create a partnership or joint venture between

Company, any Facility Operator, any of their respective successors or assigns on the one part, and Provider, its successors, or assigns on the other party.

                  (d) Governing Law. The validity of this Agreement, the interpretation of the rights and duties of the parties hereunder and the construction of the terms hereof, shall be governed in accordance with the laws of the State of Delaware applicable to contracts executed, delivered and to be fully performed in said state without giving effect to contrary principles of conflict of laws, except to the extent that any additional written agreement entered into pursuant to this Agreement by both parties may otherwise specifically provide.

                  (e) No Waiver. A waiver by either party of a breach or failure to perform shall not constitute a waiver of any subsequent breach or failure.

                  (f) Severability. If any part of this Agreement should be held to be void or unenforceable, such part will be treated as severable, leaving valid the remainder of this Agreement notwithstanding the part or parts found void or unenforceable.

                  (g) Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and each of their respective successors and permitted assigns, but shall not be assigned by any party without the prior written consent of the other party. Any change in control of Provider shall be deemed an assignment of this Agreement to the new party in control for this purpose. Notwithstanding the foregoing, Provider shall be permitted to delegate or subcontract any of its obligations under this Agreement or under any Existing Provider Agreement or New Provider Agreement to any Subsidiary or Affiliate of Provider other than in the event of a change in control. This Agreement is intended solely for the benefit of the parties hereto and there is no intention, expressed or otherwise, to create rights of interest for any party or person other than Provider, Company and the Facility Operators. This Agreement shall be enforceable only by the parties hereto and their successors in interest by virtue of an assignment which is not prohibited under the terms of this Agreement, and except as set forth in the preceding sentence, no other person shall have the right to enforce any of the provisions contained herein.

                  (h) Headings for Reference Only. The Paragraph and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (i) No Modifications Except in Writing. This Agreement cannot be changed or modified except by another agreement in writing signed by the other party sought to be charged therewith or by its duly authorized agent.

                  (j) Construction. Any ambiguities contained in this Agreement shall not in any way be construed in a manner which would interpret such ambiguities against the drafter of this Agreement.

                  (k) Entire Agreement. This Agreement supersedes all previous contracts and agreements between the parties and constitutes the entire agreement between the parties. No oral statements or prior written material not specifically incorporated herein shall be of any force and effect, and no changes in or additions to this Agreement shall be recognized unless incorporated herein by written amendment, such amendment(s) to become effective on the date(s) stipulated therein.

                  (l) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which, when taken together, shall constitute one and the same agreement.

                  (m) Disposition of Facilities. Nothing contained in this Agreement shall be deemed to prohibit the right of Company or any Facility Operator to sell or otherwise dispose of any Company LTC Facility or New Facility or to assign any lease or a management agreement with respect thereto so long as any such acquiror of such Company LTC Facility or New Facility assumes the liabilities and obligations of this Agreement or any Pre-Existing Provider Agreement, Existing Provider Agreement or New Provider Agreement then in effect. Notwithstanding any provision in the foregoing sentence to the contrary, nothing in this Agreement shall be construed to require Company to operate or continue to operate any Company LTC Facility or New Facility for any length of time, to make any payment under this Agreement to Provider for failure to continue to operate any such facility, or to otherwise be required to deal further with Provider in respect of any facility where the Company's right to operate such facility under lease or management agreement with a third party expires or terminates pursuant to the terms thereof.

                  (n) Maintenance of Records. Provider shall keep and maintain such records relating to its services rendered hereunder and under any Existing Provider Agreement or New Provider Agreement in accordance with accepted professional standards and practices, and as may be required by Company and by any fiscal intermediary, federal, state or local governmental agency or authority, or any other party to whom billings for Provider's services are rendered. Provider further agrees to make all such records available upon request for inspection or copying by Company, subject to any federal or state laws relating to confidentiality of such records. Without limiting the generality of the foregoing, until the expiration of four (4) years after the termination of this Agreement, Provider shall make available, upon request of the Comptroller General of the United States General Accounting Office or the Office of the Inspector General of the United States Department of Health and Human Services, or any of their duly authorized representatives, a copy of this Agreement, any Existing Provider Agreement and any New Provider Agreement, and such books, documents and records as are necessary to certify the nature and extent of the costs of the services provided by Provider under this Agreement, any Existing Provider Agreement and New Provider Agreement at any time in force during the term of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Preferred Provider Agreement effective as of the day and year first above written.

PHARMERICA CORPORATION                           BEVERLY ENTERPRISES, INC.



By:                                              By:
   ---------------------------------                 -------------------------
Name:                                            Name:
     -------------------------------                   -----------------------
Title:                                           Title:
       -----------------------------                    ----------------------

                                 Exhibit to PPA

                    CONSULTANT PHARMACIST SERVICES AGREEMENT


         THIS CONSULTANT PHARMACIST SERVICES AGREEMENT (this "Agreement"), in accordance with the terms of that certain Preferred Provider Agreement for Pharmaceutical and Related Services between Beverly Enterprises, Inc. and PharMerica Corporation (the "PPA") is made effective this ____ day of _____________199__ by and between *_________________________ d/b/a
**____________________________, located at _________________________________
(the "FACILITY"), and ________________________, a Delaware corporation with its principal place of business at PharMerica Corporation, d/b/a ___________________________________, duly licensed as a pharmacy in this state, located at ______________________________________ ("PROVIDER"). In consideration of the mutual promises set forth below in the body of this Agreement, the parties agree as follows:

         1. TERM

         The term of this Agreement shall commence on ___________, 1997, and shall continue in full force and effect for a period of five (5) years thereafter. This Agreement shall be renewed at the end of the initial term by written agreement of both parties in accordance with the terms of the PPA. This Agreement, may, however, be terminated immediately for cause upon the occurrence of one of the following events: (a) dissolution and/or bankruptcy of either party; (b) the making of a general assignment for the benefit of creditors by either party, (c) after written notice by Facility of a default by PROVIDER and a reasonable time, not to exceed sixty (60) days for Provider to cure such default, the failure of PROVIDER to provide the services agreed to in this Agreement in a manner not reasonably satisfactory to FACILITY or that causes FACILITY to be out of compliance with federal, state or local licensure and/or certification requirements; or (d) PROVIDER's becoming insolvent or having a receiver appointed because of insolvency.

         2. CONSULTANT PHARMACIST SERVICES

         The parties agree that PROVIDER is to provide consultant services under the terms and conditions of this Agreement and in accordance with any applicable requirements of federal, state or local laws, rules and/or regulations, including provisions of the Omnibus Budget Reconciliation Acts (OBRA) of 1937 and 1990. Also, the parties agree that PROVIDER is to provide consultant services under the general supervision of a qualified Pharmacist who is responsible to FACILITY's Administrator for developing, coordinating, supervising and reviewing all pharmaceutical services. PROVIDER may employ suitable and lawfully authorized ancillary personnel, including, but not limited to, licensed nurses to provide such authorized ancillary personnel, including, but not limited to, licensed nurses to provide such services. PROVIDER shall serve as FACILITY's exclusive provider of services specified herein so long as PROVIDER is not in breach of this Agreement.

------------
      * Fill  in name of correct Corporate Subsidiary.

      **Fill in name of Facility.

PROVIDER agrees to:

                  a. Review the drug regime of each resident in FACILITY at the time of PROVIDER's visit at least once a month and report in writing any irregularity to FACILITY's Administrator, Director of Nursing Services, arid where appropriate, the individual resident's physician.

                  b. Serve on FACILITY's Quality Assurance Committee or committees of similar function.

                  c. Submit, at least quarterly, a written report to FACILITY's Quality Assurance Committee or committee of similar function on the status of FACILITY pharmaceutical service and staff performance.

                  d. Prepare and maintain FACILITY's Pharmacy Policy and Procedure Manual.

                  e. Assist FACILITY in the accounting, destruction and reconciliation of unused controlled substances as prescribed by. law, rule or regulation.

                  f. Assist FACILITY's administrative staff in establishing and implementing policies and procedures for the safe and effective distribution, control and use of drugs.

                  g. Participate as required in FACILITY's in service training program for the licensed nursing staff.

                  h. Meet all other responsibilities required of a consultant pharmacist as set forth in federal, state and local news, rules and regulations.

         FACILITY agrees to:

                  a. Designate employees(s) responsible for implementing services contemplated in this Agreement who will be coordinator(s) with PROVIDER.

                  b. Provide space for PROVIDER's consultants to perform duties listed herein.

                  c. Assist PROVIDER's consultants in gaining access to storage areas, reports, records and personnel necessary to carry out duties listed herein.

                  d. Whenever possible, coordinate in services and meetings listed herein with PROVIDER so that PROVIDER'S consultants can provide such services efficiently with a minimum number of on-site visits to FACILITY.

         To assist PROVIDER, FACILITY shall provide space for PROVIDER to perform the on-site duties listed herein and designate FACILITY employee(s) who shall act as coordinator with PROVIDER regarding services provided by PROVIDER to FACILITY. In addition, FACILITY will attempt to coordinate in service training and all the FACILITY committee meetings listed herein with PROVIDER to minimize the number of on-site visits required of PROVIDER to FACILITY.

         3. COMPENSATION

         PROVIDER and FACILITY shall agree to a Schedule of Rates prior to the effective date of this Agreement Such Schedule of Rates shall be attached to and incorporated by reference into this Agreement as Exhibit A. PROVIDER agrees to devote a sufficient number of hours based upon FACILITY's needs, during regularly scheduled visits to carry out PROVIDER's responsibilities. FACILITY shall pay PROVIDER for all rendered services within sixty (60) days following the day on which PROVIDER's invoices have been received by FACILITY for the applicable billing period. FACILITY shall review each invoice and use its reasonable efforts to notify PROVIDER of any credit adjustments determined by FACILITY to be due FACILITY from PROVIDER on such invoice within four (4) business days after receipt of PROVIDER'S invoice if FACILITY is on a weekly billing cycle and within fifteen (15) business days if FACILITY is on a monthly billing cycle. PROVIDER shall accordingly issue a credit in the amount of any such adjustment on the invoice due in the next billing cycle after receipt by PROVIDER of notice of such adjustment by FACILITY. If FACILITY does not notify PROVIDER of adjustments within such applicable four (4) or fifteen (15) business day period, PROVIDER shall issue an appropriate credit in the amount of any such adjustment on the next invoice after receipt of such notice of adjustment.

         4. CIVIL RIGHTS

         PROVIDER shall comply with Titles VI and VII of the Civil Rights Act of 1964, Section 503 and 504 of the Rehabilitation Act of 1973, and all requirements imposed by or pursuant to the regulations of the Department of Health and Human Services issued pursuant to these Acts.

         5. RECORDS

         Pursuant to Section 1395(V)(l)(i) of Title 42 of the United States Code, with respect to any services furnished under this Agreement, the value or cost of which is Ten Thousand Dollars ($10,000) or more over a twelve (12) month period, until the expiration of four (4) years after the termination of this Contract, PROVIDER shall make available upon written request from the Secretary of the United States Department of Health and Human Services, or upon written request from the Comptroller General of the United States General Accounting Office, or any of their duly authorized representatives, a copy of this Contract and such books, documents, and records as are necessary to certify the nature and extent of the costs of the services provided by PROVIDER under this Agreement. PROVIDER further agrees to provide any records to FACILITY as may be required under the Omnibus Budget Reconciliation Acts of 1987 or 1990.

         PROVIDER further agrees that in the event PROVIDER carries out any of his duties under this Agreement through a subcontract with a value or cost of Ten Thousand Dollars ($10,000) or more over a twelve (12) month period, such subcontract shall contain a clause to the effect that until the expiration of four (4) years after the furnishing of such services pursuant to such subcontract, the subcontractor shall make available, upon written request from the Secretary of the United States Department of Health and Human Services, or upon written request from the Comptroller General of the United States General Accounting Office, or any of their duly authorized representatives, the subcontract and such books, documents and records of such organization are necessary to verify the nature and extent of such costs.

         PROVIDER agrees to save, indemnity and hold. harmless FACILITY of and from all liability, loss. costs or expenses incurred directly or indirectly because of failure to comply with the obligations set forth above in Paragraph 5 or for any inaccurate or fraudulent claims submitted to FACILITY by PROVIDER for billing purposes.

         6. CHANGE IN LAW OR REGULATION

                  a. If, during the term of this Agreement, there shall be (i) a change in the Medicare or Medicaid statute, regulations, or general instructions (or in the application thereof), or any governmental payor system, including but not limited to the Veterans Administration ("VA"), or (ii) the adoption of new legislation or regulations applicable to this Agreement (for purposes of this Paragraph 6 (an "Affected Agreement", and together with any other similarly affected agreement for pharmaceutical and/or related services between Beverly Enterprises, Inc. and PharMerica Corporation or their respective subsidiaries or Affiliates, the "Affected Agreements"), or (iii) a change in any other third party reimbursement system, & (iv) the initiation of enforcement action with respect to legislation, regulations, or instructions applicable to this Agreement, any of which changes, legislation, regulations or action affects the continuing legality of this Agreement or the ability of FACILITY to obtain reimbursement for the full cost of any consultant pharmacist services (collectively, for purposes of this Paragraph 6, the "Services") at the levels then in effect, as charged to FACILITY by PROVIDER, FACILITY may, at any time within one year of the effective date as to FACILITY, of any such changes, legislation, regulation or action, upon written notice as provided herein, propose an amendment to this Agreement, modifying the same to the minimum extent necessary to assure the continuing legality of this Agreement or to eliminate the future impediment or impairment to reimbursement. For periods beginning January 1, 1998, in the event that reimbursement is denied for the FACILITY covered by this Agreement for covered items or Services under the Medicare program because PROVIDER'S charges exceed the usual, customary and reasonable charges for such Services or covered items, as evidenced by a Notice of Medicare Reimbursement ("NPR"), FACILITY shall provide PROVIDER as promptly as practicable with a copy of such NPR, and any change to this Agreement effectuated for the purpose of obtaining reimbursement shall be made applicable to all reimbursement periods subsequent to the period to which the NPR related, for the remainder of the term of this Agreement. In the event that PROVIDER is unable or unwilling to supply the items or Services at price levels sufficient to assure such reimbursement, then FACILITY may, at its sole option, elect to obtain such items or Services from other sources or to accept the prices offered by PROVIDER.

                  b. If; during the term of this Agreement, the system of reimbursement under which Medicare, Medicaid or any other third party governmental payor reimburses providers of health care services such as FACILITY for covered Services (hereinafter, the "Affected Services") shall be changed by law or regulation, from an existing cost-based reimbursement system to any other system, including but not limited to a prospective payment system, under which FACILITY or its Affiliates (as hereinafter defined) is placed at risk for full reimbursement of the Affected Services covered by this Agreement, then the parties agree that, at any time within one year of the effective date as to FACILITY, of any such change, upon written notice of such change as provided herein, they shall prospectively renegotiate the pricing terms with respect to the Affected Services under this Agreement to reflect the impact of such risk-based reimbursement for the remainder of the term of this Agreement or, at their option, the parties may elect to negotiate a risk-based pricing structure for this Agreement. In either event, the parties agree that they shall negotiate in good faith to achieve a fair distribution of any adverse impact of such change in the reimbursement system as it impacts the Affected Services. in the event the parties are unable to reach agreement on modified pricing terms with respect to Affected Services (hereinafter, the "Adjusted Pricing Structure"), FACILITY on written notice to PROVIDER may elect to take the following procedures;

                           (1) FACILITY, acting alone if it has the only
Affected Agreement with PROVIDER for similarly situated Services being provided by PROVIDER, or in concert with any other Affiliates having Affected Agreements with PROVIDER for similarly situated Services, may solicit proposals (each a "Proposed Alternative Bid" and collectively, the "Proposed Alternative Bids") from any other qualified pharmacy provider for it or them, as applicable, to provide the Affected Services to it or them, as applicable, which are affected by such changes in the reimbursement system (such facilities, whether one or more, being referred to in this Paragraph 6 collectively as the "Affected Facilities") during the remainder of the term of the Affected Agreement then in effect As used herein, "qualified pharmacy provider" means a provider of institutional pharmacy services which alone or with Affiliates has the capability of servicing the FACILITY and at least 75% of the other Affected Facilities then being served by PROVIDER.

                           (2) Upon receipt of such Proposed Alternative Bids to
provide the Affected Services to the FACILITY and the other Affected Facilities, if any, if all such Proposed Alternative Bids are equal to or greater than the Adjusted Pricing Structure last offered by the PROVIDER, FACILITY shall forthwith notify PROVIDER of that fact, and the Adjusted Pricing Structure last offered by PROVIDER shall thereupon be in effect for the duration of the term of this Agreement with respect to the Affected Services, subject to the continuing application of all the other terms and conditions of this Agreement, including the provisions of this Paragraph 6. If any of such Proposed Alternative Bids is less than the Adjusted Pricing Structure last offered by PROVIDER for the Affected Services, FACILITY shall provide such Proposed Alternative Bids to PROVIDER within 30 days after receipt of the last of such Bid or Bids. PROVIDER shall thereupon have the opportunity to revise its Adjusted Pricing Structure to provide the Affected Services in the FACILITY and in all other similarly situated Affected Facilities, if any, then being served by PROVIDER for the duration of the term then in effect of this Agreement and such other Affected Agreements, as applicable, to an amount (the "Average Adjusted Pricing Structure") equal to (i) the average of the three lowest Proposed Alternative Bids received by FACILITY with respect to such Affected Services, or (ii) if there are less than three qualified pharmacy providers at the time which submit Proposed Alternative Bids, the average of the two Proposed Alternative Bids received by FACILITY with respect to the Affected Services, or (iii) if there are less than two qualified pharmacy providers at the time which submit Proposed Alternative Bids, the Proposed Alternative Bid received by FACILITY with respect to the Affected Services.

                           (3) If PROVIDER elects to meet the Proposed
Alternative Bid or Bids, as applicable, with respect to the Affected Services, as set forth in subparagraph (2) above, it shall notify FACILITY not less than 30 days after receipt of all the Proposed Alternative Bids by

PROVIDER of PROVIDER's election to continue to provide the Affected Services under the Average Adjusted Pricing Structure to the Facility for the duration of the term of this Agreement then in effect, subject to the continuing application of all the other terms and conditions of this Agreement, including the provisions of this Paragraph 6.

                           (4) If PROVIDER does not elect to provide the
Affected Services under the Average Adjusted Pricing Structure as hereinabove set forth, then FACILITY may, at its sole option, elect to obtain such Affected Services from any of the qualified pharmacy providers whose Proposed Bid is equal to or less than the Average Adjusted Pricing Structure or accept the Adjusted Pricing Structure last offered by PROVIDER for the duration of the term of this Agreement then in effect.

                  c. If, during the term of this Agreement, the system of reimbursement under which Medicare, Medicaid or any other governmental third-party payor reimburses providers of health care services such as the FACILITY for Affected Services shall be changed, by law or regulation, from an existing cost-based reimbursement system to any other system, including but not limited to a Prospective Payment System, under which FACILITY is required to absorb, as part of an all-inclusive rate or payment, the cost of Affected Services covered by this Agreement which were previously billed by PROVIDER directly to Medicare, Medicaid or other governmental third-party payor, then the parties agree that, at any time within one year of the effective date as to FACILITY, of any such change, upon written notice of such change as provided herein, they shall prospectively renegotiate the pricing terms with respect to the Affected Services under this Agreement to reflect the impact of such risk-based reimbursement for the remainder of the term of this Agreement, and this Agreement shall be amended to reflect the new prices for those Affected Services. In the event the parties are unable to reach agreement on modified pricing terms with respect to Affected Services, FACILITY on written notice to PROVIDER may elect to follow the procedures set forth in subparagraphs 6 b (1) through (4), inclusive, to determine the Adjusted Pricing Structure for the Affected Services to be in effect with PROVIDER or other qualifying pharmacy providers for the duration of the term of this Agreement then in effect.

                  d. FACILITY shall have sole discretion as to any election to appeal, settle or compromise the amounts denied, disallowed or recouped by Medicare, Medicaid or any other third party reimbursement source.

         7. QUALIFICATIONS

         PROVIDER represents and warrants that it and any and all of its employees, agents or servants which will provide services under this Agreement have all the necessary qualifications, certifications and/or licenses required by federal, state and local laws and regulations to provide the services required under this Agreement. Each individual providing services under this Agreement will provide FACILITY with a copy of his/her current license in effect on the effective date of this Agreement and at each successive renewal.

         8. INSURANCE AND INDEMNITY

         Subject to the minimum coverage requirements set forth below, PROVIDER shall procure and maintain at all times throughout the term of this Agreement such insurance as will fully protect PROVIDER from all acts, errors or omissions while performing the services provided for in this Agreement.

         PROVIDER shall submit to FACILITY prior to the effective date of this Agreement, a certificate of insurance issued by an insurer authorized to conduct insurance business in this state and reasonably acceptable to FACILITY, indicating that PROVIDER has complete liability insurance coverage, including coverage for any acts of professional malpractice Such insurance shall be in amounts reasonably satisfactory to FACILITY or in amounts required by the laws of this state, whichever is greater, but shall not be in amounts less than $1,000,000 aggregate per year for injuries or incidents to persons and $100,000 each occurrence property damage coverage. Coverage less than stated amounts must be approved in writing in advance by FACILITY's Corporate Risk Management Department Said certificate shall provide that the insurer will not cancel said policy of insurance without giving FACILITY thirty (30) days advance written notice. Further, PROVIDER shall provide FACILITY thirty (30) days advance written notice.(or as soon as practicable) as to any material restriction, limitation, modification or revision to coverage contemplated herein.

         PROVIDER shall save, indemnify and hold FACILITY harmless of and from any and all liability, loss, costs and expenses incurred directly or indirectly from any acts, errors or Omissions by PROVIDER, its agents, employees or invitees from any cause arising from or relating to PROVIDER's performance under this Agreement.

         Within the limits of its applicable insurance coverage, and to the extent not otherwise inconsistent with state law, FACILITY shall save, indemnify and hold PROVIDER harmless of and from any and all liability, loss, costs and expenses incurred directly or indirectly from any acts, errors or omissions by FACILITY, its agents, employees or invitees from any cause arising from or related to FACILITY's performance under this Agreement.

         9. EQUIPMENT AND SUPPLIES

         When PROVIDER uses equipment and/or supplies provided by FACILITY, PROVIDER shall use such equipment and supplies properly and be solely responsible for injuries or damages resulting from any misuse. In addition, PROVIDER shall notify FACILITY promptly in writing whenever equipment or supplies provided by FACILITY and used by PROVIDER for providing services need repair or replacement. When PROVIDER uses his/her own equipment and supplies, PROVIDER agrees to save, indemnify and hold FACILITY harmless of and from the use, misuse or failure of such equipment and supplies. PROVIDER shall maintain his/her own equipment and supplies in good operating condition and repair and in accordance with manufacturer's recommendations and all applicable federal, state and local laws.

         10. INDEPENDENT CONTRACTOR

         This Agreement does not constitute a hiring of PROVIDER as an employee of FACILITY. It is the parties' intention that PROVIDER shall be an independent contractor and not FACILITY's employee. PROVIDER shall retain discretion and judgment regarding the manner and means of providing services to FACILITY subject to all applicable laws, regulations and FACILITY's policies. FACILITY assumes professional and administrative responsibility for the services rendered only to the extent that FACILITY will assure itself that (1) PROVIDER is qualified by education and/or experience to render the services contracted for; and (2) PROVIDER is satisfying the obligation set forth herein in a timely manner. This Agreement shall not be construed as a partnership and FACILITY shall not be liable for any obligations incurred by PROVIDER.

         11. CONFIDENTIALITY

         PROVIDER agrees to respect and abide by all federal, state and local laws pertaining to confidentiality and disclosure with regard to all information and records obtained or reviewed in the course of providing services to FACILITY and/or its residents. In the course of the relationship established between PROVIDER and FACILITY, certain confidential information about each party and/or its parent organization may be disclosed to the other party. Such information includes, without limitation, FACILITY resident names, medical records, business information and similar information of any kind whatsoever (collectively referred to as "Confidential Information"). PROVIDER and FACILITY shall hold Confidential Information in the strictest confidence as fiduciaries and shall not, voluntarily or involuntarily, sell, transfer, publish, disclose or otherwise make available to others, any portion of the Confidential Information or related materials without the express written consent of the other party except as provided for under paragraph 5 herein. PROVIDER and FACILITY shall use their best efforts to protect the Confidential Information consistent with the manner in which they protect their most confidential business and client information.

         12. ATTORNEY'S FEES

         If suit is brought to enforce any of the terms or conditions of this Agreement, the prevailing party shall be entitled to recover such sums as the court may fix as costs and reasonable attorney's fees, in addition to any other relief to which it may be entitled.

         13. NOTICES

         Any notice required to be provided to any party to this Agreement shall be in writing and shall be considered effective three (3) days after date of deposit with the United States Postal Service by certified or registered mail, first class postage prepaid, return receipt requested, or by facsimile transmission (receipt confirmed) and addressed to the party as follows:

         FACILITY:
                           ------------------------------

                           ------------------------------

                           ------------------------------
                           Attention:
                                      -------------------
      and to:            Beverly Enterprises, Inc.
                         5111 Rogers Ave., Suite 40-A
                         Fort Smith, AR 72919-1000
                         Attention: David R. Banks, Chairman of the Board
                         Facsimile: 501-452-6712

      with copies to:    Robert W. Pommerville, Esq.
                         Executive Vice President, Secretary and General Counsel
                         Beverly Enterprises, Inc.
                         5111 Rogers Avenue, Suite 40-A
                         Fort Smith, AR 72919-1000
                         Facsimile: 501452-3760

                         and

                         H. Watt Gregory, III, Esq.
                         Giroir, Gregory, Holmes & Hoover, PLC
                         111 Center Street - Suite 1900
                         Little Rock, AR 72201
                         Facsimile: 501-374-2330

      PROVIDER:          PharMerica Corporation
                         3611 Queen Palm Drive
                         Tampa, FL 33619
                         Attention: ____________________
                         Facsimile: 313-623-1167

      with copies to:
                         --------------------------------

                         --------------------------------

                         --------------------------------


or to such other or additional addresses as may be provided by either party from time to time in the manner described above.

         14. GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         15. BINDING ON SUCCESSORS

         This Agreement shall be binding on and shall inure to the benefit of any and all successors, trustees, assignees, agents, heirs, executors, administrators, personal representatives, and any other successor in interest of the parties to this Agreement.

         16.  NON-ASSIGNABILITY

         Neither this Agreement nor any of the duties or obligations of PROVIDER hereunder shall be assigned or delegated by PROVIDER without prior written consent of FACILITY.

         17.  INTEGRATION

         This Agreement supersedes all previous agreements, oral or written, between the parties and embodies the complete Agreement between the parties. This Agreement may only be amended or modified by written agreement signed by both parties.

         IN WITNESS WHEREOF, the parties by their duly authorized representatives have entered into this Agreement as of the date first above written.


                           FACILITY:     *
                                          -----------------------------------

                                         d/b/a **
                                                 ----------------------------

                                         By:
                                             --------------------------------

                                         Title:
                                                -----------------------------

                           PROVIDER:     PHARMERICA CORPORATION


                                         By:
                                             --------------------------------

                                         Title:
                                                -----------------------------





------------------
          * Fill in name of correct Corporate Subsidiary.

          **Fill in name of Facility.

                                    EXHIBIT A

                                SCHEDULE OF RATES

                                 Exhibit to PPA

               INTRAVENOUS THERAPY SERVICES AND PRODUCTS AGREEMENT


         THIS INTRAVENOUS THERAPY SERVICES AND PRODUCTS AGREEMENT (the "Agreement"), in accordance with the terms of that certain Preferred Provider Agreement for Pharmaceutical and Related Services between Beverly Enterprises, Inc. and PharMerica Corporation (the "PPA") is made effective this ____ day of ________________199___ by and between *_________________________ d/b/a
**____________________________, located at PharMerica Corporation (the "FACILITY"), and ________________________, a Delaware corporation with its principal place of business at _______________________________________________
d/b/a ___________________________________, duly licensed as a pharmacy in this state, located at ______________________________________ ("PROVIDER"). In
consideration of the mutual promises set forth below in the body of this Agreement, the parties agree as follows:

         1. TERM

         The term of this Agreement shall commence on ___________, 1997, and shall continue in full force and effect for a period of five (5) years thereafter unless terminated earlier pursuant to this Paragraph. This Agreement shall be renewed at the end of the stated term by written agreement of both parties in accordance with the PPA. This Agreement may, however, be terminated immediately for cause upon the occurrence of any one of the following events:
(a) dissolution and/or bankruptcy of either party; ('))the making of a general assignment for the benefit of creditors by either party; (c) after written notice by Facility of a default by PROVIDER and a reasonable time, not to exceed sixty (60) days for PROVIDER to cure such default, the failure of PROVIDER to provide the health care products and/or services agreed to in this Agreement in a manner reasonably satisfactory to FACILITY or that causes FACILITY to be out of compliance with federal, state or local licensure or certification requirements; or (d) PROVIDER's becoming insolvent or having a receiver appointed because of insolvency.

         "Infusion therapy services" in this Agreement means all drugs, equipment and supplies needed to carry out a physician's order for intravenous or continuous subcutaneous infusion therapy, with the assistance of a registered pharmacist.

         The parties agree that PROVIDER is to provide infusion therapy services under the terms and conditions of this Agreement and in accordance with any applicable requirements of Federal, State, or Local laws, rules, and/or regulations, including provisions of the Omnibus Budget Reconciliation Acts
(OBRA) of 1987 and 1990. PROVIDER shall have the right to serve as FACILITY's exclusive provider of such services subject to the right of patients, patients' payors or insurers, and patients' physicians to choose another provider.

--------------------
         * Fill  in name of correct Corporate Subsidiary.

         **Fill in name of Facility.

         PROVIDER agrees to:

                  a. Supply and replenish a separate inflision therapy emergency kit.

                  b. Label inflision therapy supplies in accordance with Federal, State and local laws, rules and regulations.

                  c. Provide routine inlusion therapy services six (6) days a week, and emergency inflision therapy services to FACILITY twenty-four (24) hours per day, seven (7) days a week.

                  d. Provide routine inlusion therapy Policy and Procedure manual.

                  e. Provide and maintain inlusion pumps as necessary for inlusion services. All such pumps remain the property of the PROVIDER.

                  f. Maintain a clinical profile on each inflision therapy patient and monitor for allergies, drug interaction, and other therapeutic concerns on an ongoing basis.

                  g. Bill patients or third party payers for inlusion therapy services provided, including drugs, solutions, supplies and inlusion pump use.

                  h. Provide to FACILITY a copy of all billed charges from PROVIDER to payors other than the FACILITY for all residents of FACILITY.

         FACILITY agrees to:

                  a. Provide proper billing information such as admission data, source of payment status changes, and Medicaid information on. a prompt and timely basis.

                  b. Designate the employee(s) responsible for implementing the services contemplated in this Agreement who shall act as coordinator(s) with PROVIDER.

         2. SERVICES

         Subject to the terms and conditions herein and in accordance with any applicable federal, state or local laws, rule and/or regulations, PROVIDER agrees to provide FACILITY with intravenous solutions, medications and related services as are consistent with the FACILITY resident's plan of care and according to physician orders and on an accurate and timely basis. Other specific services to be provided by PROVIDER are set forth in Exhibit A, which is attached to and incorporated by reference into this Agreement.

         3. COMPENSATION

         FACILITY agrees to pay PROVIDER for the intravenous therapy services and products according to the Schedule of Rates or Methodology for Determining Payment Rates set forth in Exhibit B, which is attached to and incorporated by reference into this Agreement.

         PROVIDER will receive payment by one or more of the following methods:
(Both parties must initial the choice(s) selected).

_____ 3.1     PROVIDER will be compensated for intravenous therapy services and products provided to FACILITY residents by directly billing the resident, the resident's responsible party, Medicare, Medicaid, a managed care organization or any other third party reimbursement source (collectively referred to as the "Appropriate Parry").
              PROVIDER will not look to FACILITY for payment, in whole or in part. In the event, PROVIDER fails to receive payment in whole or in part, from any Appropriate Payor for health care products and/or related services provided to FACILITY residents, PROVIDER will not look to FACILITY for payment, in whole or in part, and PROVIDER will have no right of recovery against FACILITY.

              Notwithstanding the foregoing, it is agreed that PROVIDER reserves the right to discontinue the provision of intravenous therapy services and products for nonpayment by or on behalf of any patient or third party payer, upon not less than thirty
              (30) days' notice, unless FACILITY elects prior to the end of such thirty (30) day period to have PROVIDER bill FACILITY for such services and products in the luture and to reimburse PROVIDER for unpaid prior services and products billed to such patient or third party payor.

_____ 3.2     Notwithstanding paragraph 3.1 above, FACILITY may agree to provide
              PROVIDER's intravenous therapy services and products to certain
              FACILITY residents where such services will be paid for as part of a per diem, all-inclusive rate or other direct payment to FACILITY by an Appropriate. Payor. Under such circumstances, FACILITY will give PROVIDER written notice of those residents and the services and/or products for which FACILITY has agreed to receive direct payment prior to the provision of the services and/or products to FACILITY resident(s). (In the absence of such written notice from FACILITY to PROVIDER, PROVIDER will look only to an Appropriate Payor, if any, for payment.) PROVIDER will then submit to FACILITY on a monthly basis an invoice for those services and/or products received by FACILITY residents in accordance with the Schedule of Rates or Methodology for Determining Payment Rates set forth in Exhibit B and which will remain in effect for the term of this Agreement. In those instances in which PROVIDER bills FACILITY for services or products pursuant to this paragraph, PROVIDER shall bill FACILITY on a weekly basis if FACILITY is on the A5400 dispensing system;
              if FACILITY is not on such system, PROVIDER shall bill FACILITY on a monthly basis. The invoice will reflect the services and/or products received from the first day of the applicable billing period to the last day of the applicable billing period and will be submitted to FACILITY within ______ days of the end of the applicable billing period. FACILITY agrees to pay PROVIDER within sixty (60) days of receipt of PROVIDER's invoices. FACILITY shall review each invoice and use its reasonable efforts to notify
              PROVIDER of any credit adjustments determined by FACILITY to be due FACILITY from PROVIDER on such invoice within four (4) business days after receipt of PROVIDER's invoice if FACILITY is on a weekly billing cycle and within fifteen (15) business days if

               FACILITY is on a monthly billing cycle. PROVIDER shall accordingly issue a credit in the amount of any such adjustment on the invoice due in the next billing cycle after receipt by PROVIDER of notice of such adjustment by FACILITY. If FACILITY does not notify PROVIDER of adjustments within such applicable four (4) or fifteen (15) business day period, PROVIDER shall issue an appropriate credit in the amount of any such adjustment on the next invoice after receipt of such notice of adjustment. PROVIDER shall give FACILITY thirty (30) days' written notice prior to changing FACILITY's applicable billing period under this paragraph.

_____ 3.3      Notwithstanding paragraph 3.1 above, FACILITY may order or request PROVIDER'S intravenous therapy services and products to be provided directly to FACILITY (and not to or on behalf of a particular resident) where such services and/or products will be paid for directly by FACILITY. Under such circumstances FACILITY will give PROVIDER written notice of those services and/or products for which FACILITY will pay PROVIDER directly. PROVIDER will submit to FACILITY on a monthly basis an invoice for such services and/or products in accordance with the Schedule of Rates or Methodology for Determining Payment Rates set out in Exhibit
               B. In those instances in which PROVIDER bills FACILITY for services or products pursuant to this paragraph, PROVIDER shall bill FACILITY on a weekly basis if FACILITY is on the A5400 dispensing system; if FACILITY is not on such system, PROVIDER shall bill FACILITY on a monthly basis. The invoice will reflect the services and/or products received by FACILITY from the first day of the applicable billing period to the last day of the applicable billing period, will be in the form required by FACILITY and will be submitted to FACILITY within days of the end of the applicable billing period. FACILITY agrees to pay PROVIDER within sixty (60) days of receipt of PROVIDER's invoices.
               FACILITY shall review each invoice and use its reasonable efforts to notify PROVIDER of any credit adjustments determined by FACILITY to be due FACILITY from PROVIDER on such invoice within four (4) business days after receipt of PROVIDER's invoice if FACILITY is on a weekly billing cycle and within fifteen (15) business days if FACILITY is on a monthly billing cycle. PROVIDER shall accordingly issue a credit in the amount of any such adjustment on the invoice due in the next billing cycle after receipt by PROVIDER of notice of such adjustment by FACILITY. If
               FACILITY does not notify PROVIDER of adjustments within such four
               (4) or fifteen (15) business day period, PROVIDER shall issue an appropriate credit in the amount of any such adjustment on the next invoice after receipt of such notice of adjustment. PROVIDER shall give FACILITY thirty (30) days' written notice prior to changing FACILITY's applicable billing period under this paragraph.

         Except in the circumstances set out in paragraphs 3.2 and 3.3 above where FACILITY has the obligation to provide PROVIDER with written notice of the intravenous therapy services and products which will be provided by PROVIDER to FACILITY or to certain FACILITY residents, PROVIDER will be solely responsible for determining the Appropriate Payor for each FACILITY resident. FACILITY will make reasonably available any information it may have regarding any FACILITY resident's Appropriate Payor, provided that PROVIDER will have no recourse against FACILITY in the event the information made available is inaccurate, incomplete or misleading.

         4. CIVIL RIGHTS

         PROVIDER will comply with Titles VI and VII of the Civil Rights Act of 1964, Sections 503 and 504 of the Rehabilitation Act of 1973, and all requirements imposed by or pursuant to the regulations of the Department of Health and Human Services issued pursuant to these Acts.

         5. RECORDS

         Pursuant to Section l395x(V)(l)(i) of Title 42 of the United States Code, with respect to any services lurm shed under this Agreement, the value or cost of which is more than Ten Thousand Dollars ($10,000) or more over a twelve
(12) month period, until the expiration of four (4) years after the termination of this contract, PROVIDER shall make available promptly upon written request to the Secretary of the United States Department of Health and Human Services, the Comptroller General of the United States General Accounting Office, or any of their duly authorized representatives, a copy of this Agreement and such books, documents and records as are necessary to verify the nature and extent to the costs of the products and/or related services provided under this Agreement. PROVIDER further agrees to provide promptly to FACILITY any records as may be required under the Omnibus Budget Reconciliation Acts of 1987 and 1990.

         PROVIDER further agrees that in the event PROVIDER carries out any of its duties under this Agreement through a subcontract with the value or cost of Ten Thousand Dollars ($10,000) or more over a twelve (12) month period, such subcontract shall contain a clause to the effect that until the expiration of four (4) year after the lurnishing of such,services under such subcontract, the subcontractor shall make available promptly upon written request to the Secretary of the United States Department of Health and Human Services, the Comptroller General of the United States General Accounting Office or any of their duly authorized representative, the subcontract and such books, documents and records as are necessary to verify the nature and extent of such costs of the products and/or related services provided under the subcontract.

         PROVIDER agrees to save, indemnify and hold harmless FACILITY of and from any and all liability, loss, costs and expenses incurred directly or indirectly because of failure of PROVIDER to comply with the obligations set forth above in paragraph 5 or for any inaccurate or fraudulent claims submitted to FACILITY by PROVIDER for billing purposes.

         6. CHANGE IN LAW OR REGULATION

                  a. If, during the term of this Agreement, there shall be (i) a change in the Medicare or Medicaid statute, regulations, or general instructions (or in the application thereof), or any governmental payor system, including but not limited to the Veterans Administration ("VA"), or (ii) the adoption of new legislation or regulations applicable to this Agreement (for purposes of this Paragraph 6 (an "Affected Agreement", and together with any other similarly affected agreement for pharmaceutical and/or related services between Beverly Enterprises, Inc. and PharMerica Corporation or their respective subsidiaries or Affiliates, the "Affected Agreements"), or (iii) a change in any other third party reimbursement system, or (iv) the initiation of enforcement action with respect to legislation, regulations, or instructions applicable to this Agreement, any of which changes, legislation, regulations or action affects the continuing legality of this Agreement or the ability of FACILITY to obtain reimbursement for the lull cost of any intravenous therapy services and products (collectively, for purposes of this Paragraph 6, the "Services") at the levels then in effect, as charged to FACILITY by PROVIDER, FACILITY may, at any time within one year of the effective date as to FACILITY, of any such changes, legislation, regulation or action, upon written notice as provided herein, propose an amendment to this Agreement, modifying the same to the minimum extent necessary to assure the continuing legality of this Agreement or to eliminate the luture impediment or impairment to reimbursement. For periods beginning January 1, 1998, in the event that reimbursement is denied for the FACILITY covered by this Agreement for covered items or Services under the Medicare program because PROVIDER's charges exceed the usual, customary and reasonable charges for such Services or covered items, as evidenced by a Notice of Medicare Reimbursement ("NPR"), FACILITY shall provide PROVIDER as promptly as practicable with a copy of such NPR, and any change to this Agreement effectuated for the purpose of obtaining reimbursement shall be made applicable only for reimbursement periods subsequent to the period to which the NPR related, for the remainder of the term of this Agreement. In the event that PROVIDER is unable or unwilling to supply the items or Services at price levels sufficient to assure such reimbursement, then FACILITY may, at its sole option, elect to obtain such items or Services from other sources or to accept the prices offered by PROVIDER.

                  b. If, during the term of this Agreement, the system of reimbursement under which Medicare, Medicaid or any other third party governmental payor reimburses providers of health care services such as FACILITY for covered Services (hereinafter, the "Affected Services") shall be changed by law or regulation, from an existing cost-based reimbursement system to any other system, including but not limited to a prospective payment system, under which FACILITY or its Affiliates (as hereinafter defined) is placed at risk for lull reimbursement of the Affected Services covered by this Agreement, then the parties agree that, at any time within one year of the effective date as to FACILITY, of any such change, upon written notice of such change as provided herein, they shall prospectively renegotiate the pricing terms with respect to the Affected Services under this Agreement to reflect the impact of such risk-based reimbursement for the remainder of the term of this Agreement or, at their option, the parties may elect to negotiate a risk-based pricing structure for this Agreement. In either event, the parties agree that they shall negotiate in good faith to achieve a fair distribution of any adverse impact of such change in the reimbursement system as it impacts the Affected Services. In the event the parties are unable to reach agreement on modified pricing terms with respect to Affected Service's (hereinafter, the "Adjusted Pricing Structure"), FACILITY on written notice to PROVIDER may elect to take the following procedures:

                           (1) FACILITY, acting alone if it has the only
Affected Agreement with Provider for similarly situated Services being provided by PROVIDER, or in concert with any other Affiliates having Affected Agreements with PROVIDER for similarly situated Services, may solicit proposals (each a "Proposed Alternative Bid" and collectively, the "Proposed Alternative Bids") from any other qualified pharmacy provider for it or them, as applicable, to provide the Affected Services to it or them, as applicable, which are affected by such changes in the reimbursement system (such facilities, whether one or more, being referred to in this Paragraph 6 collectively as the "Affected Facilities") during the remainder of the term of the Affected Agreement then in effect As used herein, "qualified pharmacy provider" means a provider of institutional pharmacy services which alone or with Affiliates has the capability of servicing the FACILITY and at least 75% of the other Affected Facilities then being served by PROVIDER.

                           (2) Upon receipt of such Proposed Alternative Bids to
provide the Affected Services to the FACILITY and the other Affected Facilities, if any, if all such Proposed Alternative Bids are equal to or greater than the Adjusted Pricing Structure last offered by the PROVIDER, FACILITY shall forthwith notify PROVIDER of that fact, and the Adjusted Pricing Structure last offered by PROVIDER shall thereupon be in effect for the duration of the term of this Agreement with respect to the Affected Services, subject to the continuing application of all the other terms and conditions of this Agreement, including the provisions of this Paragraph 6. If any of such Proposed Alternative Bids is less than the Adjusted Pricing Structure last offered by PROVIDER for the Affected Services, FACILITY shall provide such Proposed Alternative Bids to PROVIDER within 30 days after receipt of the last of such Bid or Bids. PROVIDER shall thereupon have the opportunity to revise its Adjusted Pricing Structure to provide the Affected Services in the FACILITY and in all other similarly situated Affected Facilities, if any, then being served by PROVIDER for the duration of the term then in effect of this Agreement and such other Affected Agreements, as applicable, to an amount (the "Average Adjusted Pricing Structure") equal to (i) the average of the three lowest Proposed Alternative Bids received by FACILITY with respect to such Affected Services, or (ii) if there are less than three qualified pharmacy providers at the time which submit Proposed Alternative Bids, the average of the two Proposed Alternative Bids received by FACILITY with respect to the Affected Services, or (iii) if there are less than two qualified pharmacy providers at the time which submit Proposed Alternative Bids, the Proposed Alternative Bid received by FACILITY with respect to the Affected Services.

                           (3) If PROVIDER elects to meet the Proposed
Alternative Bid or Bids, as applicable, with respect to the Affected Services, as set forth in subparagraph (2) above, it shall notify FACILITY not less than 30 days after receipt of all the Proposed Alternative Bids by PROVIDER of PROVIDER's election to continue to provide the Affected Services under the Average Adjusted Pricing Structure to the Facility for the duration of the term of this Agreement then in effect, subject to the continuing application of all the other terms and conditions of this Agreement, including the provisions of this Paragraph 6.

                           (4) If PROVIDER does not elect to provide the
Affected Services under the Average Adjusted Pricing Structure as hereinabove set forth, then FACILITY may, at its sole option, elect to obtain such Affected Services from any of the qualified pharmacy providers whose Proposed Bid is equal to or less than the Average Adjusted Pricing Structure or accept the Adjusted Pricing Structure last offered by PROVIDER for the duration of the term of this Agreement then in effect.

                  c. If, during the term of this Agreement, the system of reimbursement under which Medicare, Medicaid or any other governmental third-party payor reimburses providers of health care services such as the FACILITY for Affected Services shall be changed, by law or regulation, from an existing cost-based reimbursement system to any other system, including but not limited to a Prospective Payment System, under which FACILITY is required to absorb, as part of an all-inclusive rate or payment, the cost of Affected Services covered by this Agreement which were previously billed by PROVIDER directly to Medicare, Medicaid or other governmental third-party payor, then the parties agree that, at any time within one year of the effective date as to FACILITY, of any such change, upon written notice of such change as provided herein, they shall prospectively renegotiate the pricing terms with respect to the Affected Services under this Agreement to reflect the impact of such risk-based reimbursement for the remainder of the term of this Agreement, and this Agreement shall be amended to reflect the new prices for those Affected Services. In the event the parties are unable to reach agreement on modified pricing terms with respect to Affected Services, FACILITY on written notice to PROVIDER may elect to follow the procedures set forth in subparagraphs 6 b (1) through (4), inclusive, to determine the Adjusted Pricing Structure for the Affected Services to be in effect with PROVIDER or other qualifying pharmacy providers for the duration of the term of this Agreement then in effect.

                  d. FACILITY shall have sole discretion as to any election to appeal, settle or compromise the amounts denied, disallowed or recouped by Medicare, Medicaid or any other third party reimbursement source.

         7. QUALIFICATIONS

         PROVIDER represents and warrants that PROVIDER, its employees and agents have all the necessary qualifications, certifications and licenses required under federal, state or local laws and regulations to provide the intravenous therapy services and products under this Agreement. PROVIDER will provide to FACILITY a copy of the appropriate certifications and/or licenses in effect at the effective date of this Agreement and at each successive renewal.

         8. INSURANCE AND INDEMNIFICATION

         Subject to the minimum coverage requirements set forth below, PROVIDER shall procure and maintain at all times throughout the term of this Agreement such insurance as will fully protect PROVIDER from all acts, errors or omissions while providing the intravenous therapy services and products under this Agreement.

         PROVIDER shall submit to FACILITY prior to the effective date of this Agreement, a certificate of insurance issued by an insurer authorized to conduct insurance business in this state and reasonably acceptable to FACILITY, indicating that PROVIDER has complete liability insurance coverage, including coverage for any acts of professional malpractice. Such insurance shall be in amounts reasonably satisfactory to FACILITY or in amounts required by the laws of this state, whichever is greater, but shall not be less than $1,000,000 per injury or incident to persons and $3,000,000 aggregate per year and $100,000 each occurrence property damage coverage. Coverage in amounts less than stated must be approved in writing in advance by FACILITY's Corporate Risk Management Department. Said certificate shall provide that the insurer will not cancel said policy of insurance without giving FACILITY thirty (30) days advance written notice. Further, PROVIDER shall provide to FACILITY thirty (30) days advance written notice (or as soon as practicable) as to any material restriction, limitation, modification or revision to the coverage contemplated herein.

         PROVIDER shall save, indemnify and hold FACILITY harmless of and from any and all liability, loss, costs and expenses incurred directly or indirectly from any acts, errors or omissions by PROVIDER, its agents, employees, invitees from any cause arising from or relating to PROVIDER's performance under this Agreement.

         Within the limits of its applicable insurance coverage and to the extent not otherwise inconsistent with state law, FACILITY shall save, indemnify and hold PROVIDER harmless of and from any and all liability, loss, costs and expenses incurred directly or indirectly by FACILITY, its agents, employees or invitees from any cause arising from or relating to FACILITY's performance under this Agreement.

         9. INDEPENDENT CONTRACTOR

         This Agreement does not constitute hiring of PROVIDER as an employee of FACILITY. It is the parties' intention that PROVIDER shall be an independent contractor and not FACILITY's employee. PROVIDER shall retain discretion and judgment regarding the manner and means of providing intravenous therapy services and products to FACILITY subject to all applicable laws, regulations and FACILITY's policies. FACILITY assumes professional and administrative responsibility for the services rendered under this Agreement only to the extent that FACILITY will assure itself that (1) PROVIDER and each of its employees, agents and servants providing services under this Agreement are qualified to render the services contracted for; and (2) PROVIDER is satisfying the obligations set forth herein in a timely manner. This Agreement shall not be construed as a partnership and FACILITY shall not be liable for any obligations incurred by PROVIDER.

         10. GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         11. BINDING ON SUCCESSORS

         This Agreement shall be binding on and shall inure to the benefit of any and all successors, trustees, assignees, agents, heirs, executors, administrators, personal representatives, and any other successor in interest of the parties to this Agreement.

         12. CONFIDENTIALITY OF INFORMATION

         In the course of the relationship established between PROVIDER and FACILITY, certain confidential information about each party and/or its parent organization may be disclosed to the other party. Such information includes, without limitation, FACILITY resident names, medical records, business information and similar information of any kind whatsoever (collectively referred to as "Confidential Information"). PROVIDER and FACILITY shall hold Confidential Information in the strictest confidence as fiduciaries and shall not, voluntarily or involuntarily, sell, transfer, publish, disclose or otherwise make available to others, any portion of the Confidential Information or related materials without the express written consent of the other party except as provided for under paragraph 5 herein or as required for the performance of this Agreement. PROVIDER and FACILITY shall use their best efforts to protect the Confidential Information consistent with the manner in which they protect their most confidential business and client information.

         13. ATTORNEY'S FEES

         If suit is brought to enforce any of the terms or conditions of this Agreement, the prevailing party shall be entitled to recover such sums as the court may fix as costs and reasonable attorney's fees, in addition to any other relief to which it may be entitled.

         14. NOTICES

         Any notice required to be provided to any party to this Agreement shall be in writing and shall be considered effective three (3) days after the date of deposit with the United States Postal Service by certified or registered mail, first class postage prepaid, return receipt requested, and addressed to the party as follows:

         Any notice required to be provided to any party to this Agreement shall be in writing and shall be considered effective three (3) days after the date of deposit with the United States Postal Service by certified or registered mail, first class postage prepaid, return receipt requested, or by facsimile transmission (receipt confirmed) and addressed to the party as follows:

      FACILITY:
                         ----------------------------------

                         ----------------------------------

                         ----------------------------------
                         Attention:
                                    -----------------------

      and to:            Beverly Enterprises, Inc.
                         5111 Rogers Ave., Suite 40-A
                         Fort Smith, AR 72919-1000
                         Attention: David R. Banks, Chairman of the Board
                         Facsimile: 501-452-6712

      with copies to:    Robert W. Pommerville, Esq.
                         Executive Vice President, Secretary and General Counsel
                         Beverly Enterprises, Inc.
                         5111 Rogers Avenue, Suite 40-A
                         Fort Smith, AR 72919-1000
                         Facsimile: 501452-3760

                         and

                         H. Watt Gregory, III, Esq.
                         Giroir, Gregory, Holmes & Hoover, PLC
                         111 Center Street - Suite 1900
                         Little Rock, AR 72201
                         Facsimile: 501-374-2330

      PROVIDER:          PharMerica Corporation
                         3611 Queen Palm Drive
                         Tampa, FL 33619
                         Attention:_____________________________
                         Facsimile:  313-623-1167

      with copies to:
                         ---------------------------------------

                         ---------------------------------------

                         ---------------------------------------


         15. INTEGRATION

         This Agreement supersedes all previous agreements, oral or written, between the parties and embodies the complete Agreement between the parties. This Agreement may only be amended or modified by written agreement signed by both parties.

         IN WITNESS WHEREOF, the parties by their duly authorized representatives have entered into this Agreement as of the date first above written.


                           FACILITY:       *
                                            ----------------------------------

                                           d/b/a **
                                                   ---------------------------

                                           By:
                                               -------------------------------

                                           Title:
                                                  ----------------------------

                           PROVIDER:       PHARMERICA CORPORATION


                                           By:
                                               -------------------------------

                                           Title:
                                                 -----------------------------


-----------------
        * Fill in name of correct Corporate Subsidiary.

        **Fill in name of Facility.

                                    EXHIBIT A

                             OTHER SPECIFIC SERVICES

                                    EXHIBIT B

         SCHEDULE OF RATES OR METHODOLOGY FOR DETERMINING PAYMENT RATES

                                 Exhibit to PPA

               HEALTH CARE PRODUCTS AND RELATED SERVICES AGREEMENT

         THIS HEALTH CARE PRODUCTS AND RELATED SERVICES AGREEMENT (this "Agreement"), in accordance with the terms of that certain Preferred Provider Agreement for Pharmaceutical and Related Services between Beverly Enterprises, Inc. and PharMerica Corporation (the "PPA") is made effective this ____ day of _____________199__ by and between *_________________________ d/b/a
**____________________________, located at ______________________________ (the
"FACILITY"), and PharMerica Corporation, a Delaware corporation with its principal place of business at ____________________________________ d/b/a
___________________________________, duly licensed as a pharmacy in this state, located at ______________________________________ ("PROVIDER"). In consideration of the mutual promises set forth below in the body of this Agreement, the parties agree as follows:

         1. TERM

         The term of this Agreement shall commence on ___________, 1997, and shall continue in full force and effect for a period of five (5) years thereafter unless terminated earlier pursuant to this Paragraph. This Agreement shall be renewed at the end of the stated term by written agreement of both parties in accordance with the PPA. This Agreement may, however, be terminated immediately for cause upon the occurrence of any one of the following events:
(a) dissolution and/or bankruptcy of either party; (b) the making of a general assignment for the benefit of creditors by either party; (c) after written notice by Facility of a default by PROVIDER and a reasonable time, not to exceed sixty (60) days for PROVIDER to cure such default, the failure of PROVIDER to provide the health care products and/or services agreed to in this Agreement in a manner reasonably satisfactory to FACILITY or that causes FACILITY to be out of compliance with federal, state or local licensure or certification requirements; or (d) PROVIDER's becoming insolvent or having a receiver appointed because of insolvency.

         2. SERVICES

         The parties agree that PROVIDER is to provide health care product services under the terms and conditions of this Agreement and in accordance with any applicable requirements of Federal, State or Local laws, rules and/or regulations, including provisions of the Omnibus Budget Reconciliation Acts of 1987 and 1990. PROVIDER shall have the right to serve as FACILITY's exclusive provider of the services specified therein as long as PROVIDER is not in breach of this Agreement, subject to the rights of patients, patients' insurers or payors and patients' physicians to select other providers.

------------------
      * Fill  in name of correct Corporate Subsidiary.

      **Fill in name of Facility.

         PROVIDER agrees to:

                  a. Set up automatic shipments for items used by patients with specific patient orders.

                  b. Adjust FACILITY's current inventory to a two-to three week supply based on current usage.

                  c. Provide a complete procedural inservice to all FACILITY staff involved with program.

                  d. Pay weekly delivery and postage charges.

                  e. Obtain Enteral Certification and/or diagnosis verifications from the patient's physician.

                  f. Provide to FACILITY a copy of all billed charges from PROVIDER to payors other than the FACILITY for all residents of FACILITY.

         FACILITY agrees to:

                  a. Provide all requested patient billing information by filling out Patient Information Form completely on each person using PROVIDER and returning the forms within forty-eight (48) hours of receipt to PROVIDER. The patient disclosure portion of the form must be signed by the patient or authorized person.

                  b. Retain all administrative duties.

                  c. One of the following for Medicare Part A patients who also qualify for Part B enteral program:

         _________ FACILITY will bill Medicare Part A directly to its intermediary. FACILITY will provide PROVIDER with a status report whenever patient is eligible for Part A and pay PROVIDER for items used within that period.

         _________ PROVIDER will bill the enteral items to Part B carrier when the item and the patient are qualified under Medicare prosthetic clause.

         Notwithstanding the foregoing, it is agreed that PROVIDER reserves the right to discontinue the provision of services for nonpayment by or on behalf of any patient or third party payer, upon not less than thirty (30) days' notice, unless FACILITY elects prior to the end of such thirty (30) day period to have PROVIDER bill FACILITY for such services in the future and to reimburse PROVIDER for unpaid prior services billed to such patient or third party payor.

         3. COMPENSATION

         PROVIDER will be compensated by FACILITY for services rendered from the ______ day of a calendar month to the ______ day of the calendar month ("BILLING PERIOD") according to invoices submitted by PROVIDER to FACILITY in accordance with the price list set forth in Exhibit A attached hereto. FACILITY agrees to pay for all health care products and supplies furnished by PROVIDER to FACILITY for all floor stock (HOUSE SUPPLY), including non-Part B covered items and/or residents, inventory lost or wasted, any co-payment and/or deductible, if applicable, within sixty (60) days following the date of which PROVIDER's invoices are received by FACILITY. FACILITY shall review each invoice and use its reasonable efforts to notify PROVIDER of any credit adjustments determined by FACILITY to be due FACILITY from PROVIDER on such invoice within four (4) business days after receipt of PROVIDER's invoice if FACILITY is on a weekly billing cycle and within fifteen (15) business days if FACILITY is on a monthly billing cycle. PROVIDER shall accordingly issue a credit in the amount of any such adjustment on the invoice due in the next billing cycle after receipt by PROVIDER of notice of such adjustment by FACILITY. If FACILITY does not notify PROVIDER of adjustments within such applicable four (4) or fifteen (15) business day period, PROVIDER shall issue an appropriate credit in the amount of any such adjustment on the next invoice after receipt of such notice of adjustment.

         In the event monies remain due and unpaid to PROVIDER from FACILITY for more than thirty (30) days after they become due, such amount shall bear interest at the rate of eighteen percent (18%) per annum (or the maximum amount permitted by law, whichever is less) from the due date of payment.

         4. CIVIL RIGHTS

         PROVIDER will comply with Titles VI and VII of the Civil Rights Act of 1964, Sections 503 and 504 of the Rehabilitation Act of 1973, and all requirements imposed by or pursuant to the regulations of the Department of Health and Human Services issued pursuant to these Acts.

         5. RECORDS

         Pursuant to Section 1395x(V)(l)(i) of Title 42 of the United States Code, with respect to any services furnished under this Agreement, the value or cost of which is more than Ten Thousand Dollars ($10,000) or more over a twelve
(12) month period, until the expiration of four (4) years after the termination of this contract, PROVIDER shall make available promptly upon written request to the Secretary of the United States Department of Health and Human Services, the Comptroller General of the United States General Accounting Office, or any of their duly authorized representatives, a copy of this Agreement and such books, documents and records as are necessary to verify the nature and extent to the costs of the products and/or related services provided under this Agreement. PROVIDER further agrees to provide promptly to FACILITY any records as may be required under the Omnibus Budget Reconciliation Acts of 1987 and 1990.

         PROVIDER further agrees that in the event PROVIDER carries out any of its duties under this Agreement through a subcontract with the value or cost of Ten Thousand Dollars ($10,000) or more over a twelve (12) month period, such subcontract shall contain a clause to the effect that until the expiration of four (4) years after the furnishing of such services under such subcontract, the subcontractor shall make available promptly upon written request to the Secretary of the United States Department of Health and Human Services, the Comptroller General of the United States General Accounting Office or any of their duly authorized representative, the subcontract and such books, documents and records as are necessary to verify the nature and extent of such costs of the products and/or related services provided under the subcontract.

         PROVIDER agrees to save, indemnify and hold harmless FACILITY of and from any and all liability, loss, costs and expenses incurred directly or indirectly because of failure of PROVIDER to comply with the obligations set forth above in paragraph 5 or for any inaccurate or fraudulent claims submitted to FACILITY by PROVIDER for billing purposes.

         6. CHANGE IN LAW OR REGULATION

                  a. If, during the term of this Agreement, there shall be (i) a change in the Medicare or Medicaid statute, regulations, or general instructions (or in the application thereof), or any governmental payor system, including but not limited to the Veterans Administration ("VA"), or (ii) the adoption of new legislation or regulations applicable to this Agreement (for purposes of this Paragraph 6 (an "Affected Agreement", and together with any other similarly affected agreement for pharmaceutical and/or related services between Beverly Enterprises, Inc. and PharMerica Corporation or their respective subsidiaries or Affiliates, the "Affected Agreements"), or (iii) a change in any other third party reimbursement system, or (iv) the initiation of enforcement action with respect to legislation, regulations, or instructions applicable to this Agreement, any of which changes, legislation, regulations or action affects the continuing legality of this Agreement or the ability of FACILITY to obtain reimbursement for the full cost of any health care products and services (collectively, for purposes of this Paragraph 6, the "Services") at the levels then in effect, as charged to FACILITY by PROVIDER, FACILITY may, at any time within one year of the effective date as to FACILITY, of any such changes, legislation, regulation or action, upon written notice as provided herein, propose an amendment to this Agreement, modifying the same to the minimum extent necessary to assure the continuing legality of this Agreement or to eliminate the future impediment or impairment to reimbursement. For periods beginning January 1, 1998, in the event that reimbursement is denied for the FACILITY covered by this Agreement for covered items or Services under the Medicare program because PROVIDER's charges exceed the usual, customary and reasonable charges for such Services or covered items, as evidenced by a Notice of Medicare Reimbursement ("NPR"), FACILITY shall provide PROVIDER as promptly as practicable with a copy of such NPR, and any change to this Agreement effectuated for the purpose of obtaining reimbursement shall be made applicable only for reimbursement periods subsequent to the period to which the NPR related, for the remainder of the term of this Agreement. In the event that PROVIDER is unable or unwilling to supply the items or Services at price levels sufficient to assure such reimbursement, then FACILITY may, at its sole option, elect to obtain such items or Services from other sources or to accept the prices offered by PROVIDER.

                  b. If, during the term of this Agreement, the system of reimbursement under which Medicare, Medicaid or any other third party governmental payor reimburses providers of health care services such as FACILITY for covered Services (hereinafter, the "Affected Services") shall be changed by law or regulation, from an existing cost-based reimbursement system to any other system, including but not limited to a prospective payment system, under which FACILITY or its Affiliates (as hereinafter defined) is placed at risk for full reimbursement of the Affected Services covered by this Agreement, then the parties agree that, at any time within one year of the effective date as to FACILITY, of any such change, upon written notice of such change as provided herein, they shall prospectively renegotiate the pricing terms with respect to the Affected Services under this Agreement to reflect the impact of such risk-based reimbursement for the remainder of the term of this Agreement or, at their option, the parties may elect to negotiate a risk-based pricing structure for this Agreement. In either event, the parties agree that they shall negotiate in good faith to achieve a fair distribution of any adverse impact of such change in the reimbursement system as it impacts the Affected Services. In the event the parties are unable to reach agreement on modified pricing terms with respect to Affected Services (hereinafter, the "Adjusted Pricing Structure"), FACILITY on written notice to PROVIDER may elect to take the following procedures:

                           (1) FACILITY, acting alone if it has the only
Affected Agreement with Provider for similarly situated Services being provided by PROVIDER, or in concert with any other Affiliates having Affected Agreements with PROVIDER for similarly situated Services, may solicit proposals (each a "Proposed Alternative Bid" and collectively, the "Proposed Alternative Bids") from any other qualified pharmacy provider for it or them, as applicable, to provide the Affected Services to it or them, as applicable, which are affected by such changes in the reimbursement system (such facilities, whether one or more, being referred to in this Paragraph 6 collectively as the "Affected Facilities") during the remainder of the term of the Affected Agreement then in effect. As used herein, "qualified pharmacy provider" means a provider of institutional pharmacy services which alone or with Affiliates has the capability of servicing the FACILITY and at least 75% of the other Affected Facilities then being served by PROVIDER.

                           (2) Upon receipt of such Proposed Alternative Bids
to provide the Affected Services to the FACILITY and the other Affected Facilities, if any, if all such Proposed Alternative Bids are equal to or greater than the Adjusted Pricing Structure last offered by the PROVIDER, FACILITY shall forthwith notify PROVIDER of that fact, and the Adjusted Pricing Structure last offered by PROVIDER shall thereupon be in effect for the duration of the term of this Agreement with respect to the Affected Services, subject to the continuing application of all the other terms and conditions of this Agreement, including the provisions of this Paragraph 6. If any of such Proposed Alternative Bids is less than the Adjusted Pricing Structure last offered by PROVIDER for the Affected Services, FACILITY shall provide such Proposed Alternative Bids to PROVIDER within 30 days after receipt of the last of such Bid or Bids. PROVIDER shall thereupon have the opportunity to revise its Adjusted Pricing Structure to provide the Affected Services in the FACILITY and in all other similarly situated Affected Facilities, if any, then being served by PROVIDER for the duration of the term then in effect of this Agreement and such other Affected Agreements, as applicable, to an amount (the "Average Adjusted Pricing Structure") equal to (i) the average of the three lowest Proposed Alternative Bids received by FACILITY with respect to such Affected Services, or (ii) if there are less than three qualified pharmacy providers at the time which submit Proposed Alternative Bids, the average of the two Proposed Alternative Bids received by FACILITY with respect to the Affected Services, or
(iii) if there are less than two qualified pharmacy providers at the time which submit Proposed Alternative Bids, the Proposed Alternative Bid received by FACILITY with respect to the Affected Services.

                           (3) If PROVIDER elects to meet the Proposed
Alternative Bid or Bids, as applicable, with respect to the Affected Services, as set forth in subparagraph (2) above, it shall notify FACILITY not less than 30 days after receipt of all the Proposed Alternative Bids by PROVIDER of PROVIDER's election to continue to provide the Affected Services under the Average Adjusted Pricing Structure to the Facility for the duration of the term of this Agreement then in effect, subject to the continuing application of all the other terms and conditions of this Agreement, including the provisions of this Paragraph 6.

                           (4) If PROVIDER does not elect to provide the
Affected Services under the Average Adjusted Pricing Structure as hereinabove set forth, then FACILITY may, at its sole option, elect to obtain such Affected Services from any of the qualified pharmacy providers whose Proposed Bid is equal to or less than the Average Adjusted Pricing Structure or accept the Adjusted Pricing Structure last offered by PROVIDER for the duration of the term of this Agreement then in effect.

                  c. If, during the term of this Agreement, the system of reimbursement under which Medicare, Medicaid or any other governmental third-party payor reimburses providers of health care services such as the FACILITY for Affected Services shall be changed, by law or regulation, from an existing cost-based reimbursement system to any other system, including but not limited to a Prospective Payment System, under which FACILITY is required to absorb, as part of an all-inclusive rate or payment, the cost of Affected Services covered by this Agreement which were previously billed by PROVIDER directly to Medicare, Medicaid or other governmental third-party payor, then the parties agree that, at any time within one year of the effective date as to FACILITY, of any such change, upon written notice of such change as provided herein, they shall prospectively renegotiate the pricing terms with respect to the Affected Services under this Agreement to reflect the impact of such risk-based reimbursement for the remainder of the term of this Agreement, and this Agreement shall be amended to reflect the new prices for those Affected Services. In the event the parties are unable to reach agreement on modified pricing terms with respect to Affected Services, FACILITY on written notice to PROVIDER may elect to follow the procedures set forth in subparagraphs 6b (1) through (4), inclusive, to determine the Adjusted Pricing Structure for the Affected Services to be in effect with PROVIDER or other qualifying pharmacy providers for the duration of the term of this Agreement then in effect.

                  d. FACILITY shall have sole discretion as to any election to appeal, settle or compromise the amounts denied, disallowed or recouped by Medicare, Medicaid or any other third party reimbursement source.

         7. QUALIFICATIONS

         PROVIDER represents and warrants that PROVIDER, its employees and agents have all the necessary qualifications, certifications and licenses required under federal, state pr local laws and regulations to provide the health care products and/or related services under this Agreement. PROVIDER will provide to FACILITY a copy of the appropriate certifications and/or licenses in effect at the effective date of this Agreement and at each successive renewal.

         8. INSURANCE AND INDEMNIFICATION

         Subject to the minimum coverage requirements set forth below, PROVIDER shall procure and maintain at all times throughout the term of this Agreement such insurance as will fully protect PROVIDER from all acts, errors or omissions while providing the products and/or related services under this Agreement.

         PROVIDER shall submit to FACILITY prior to the effective date of this Agreement, a certificate of insurance issued by an insurer authorized to conduct insurance business in this state and reasonably acceptable to FACILITY, indicating that PROVIDER has complete liability insurance coverage, including coverage for any acts of professional malpractice. Such insurance shall be in amounts reasonably satisfactory to FACILITY or in amounts required by the laws of this state, whichever is greater, but shall not be less than $1,000,000 per injury or incident to persons and $3,000,000 aggregate per year and $100,000 each occurrence property damage coverage. Coverage in amounts less than stated must be approved in writing in advance by FACILITY's Corporate Risk Management Department. Said certificate shall provide that the insurer will not cancel said policy of insurance without giving FACILITY thirty (30) days advance written notice. Further, PROVIDER shall provide to FACILITY thirty (30) days advance written notice (or as soon as practicable) as to any material restriction, limitation, modification or revision to the coverage contemplated herein.

         PROVIDER shall save, indemnify and hold FACILITY harmless of and from any and all liability, loss, costs and expenses incurred directly or indirectly from any acts, errors or omissions by PROVIDER, its agents, employees, invitees from any cause arising from or relating to PROVIDER'S performance under this Agreement.

         Within the limits of its applicable insurance coverage and to the extent not otherwise inconsistent with state law, FACILITY shall save, indemnify and hold PROVIDER harmless of and from any and all liability, loss, costs and expenses incurred directly or indirectly by FACILITY, its agents, employees or invitees from any cause arising from or relating to FACILITY's performance under this Agreement.

         9. INDEPENDENT CONTRACTOR

         This Agreement does not constitute hiring of PROVIDER as an employee of FACILITY. It is the parties' intention that PROVIDER shall be an independent contractor and not FACILITY's employee. PROVIDER shall retain discretion and judgment regarding the manner and means of providing health care products and/or related services to FACILITY subject to all applicable laws, regulations and FACILITY's policies. FACILITY assumes professional and administrative responsibility for the services rendered under this Agreement only to the extent that FACILITY will assure itself that (1) PROVIDER and each of its employees, agents and servants providing services under this Agreement are qualified to render the services contracted for; and (2) PROVIDER is satisfying the obligations set forth herein in a timely manner. This Agreement shall not be construed as a partnership and FACILITY shall not be liable for any obligations incurred by PROVIDER.

         10. CONFIDENTIALITY OF INFORMATION

         In the course of the relationship established between PROVIDER and FACILITY, certain confidential information about each party and/or its parent organization may be disclosed to the other party. Such information includes, without limitation, FACILITY resident names, medical records, business information and similar information of any kind whatsoever (collectively referred to as "Confidential Information"). PROVIDER and FACILITY shall hold Confidential Information in the strictest confidence as fiduciaries and shall not, voluntarily or involuntarily, sell, transfer, publish, disclose or otherwise make available to others, any portion of the Confidential Information or related materials without the express written consent of the other party except as provided for under paragraph 5 herein and except as required for the performance of their duties under this Agreement PROVIDER and FACILITY shall use their best efforts to protect the Confidential Information consistent with the manner in which they protect their most confidential business and client information.

         11.  ATTORNEY'S FEES

         If suit is brought to enforce any of the terms or conditions of this Agreement, the prevailing party shall be entitled to recover such sums as the court may fix as costs and reasonable attorney's fees, in addition to any other relief to which it may be entitled.

         12. NOTICES

         Any notice required to be provided to any party to this Agreement shall be in writing and shall be considered effective three (3) days after the date of deposit with the United States Postal Service by certified or registered mail, first class postage prepaid, return receipt requested, or by facsimile transmission (receipt confirmed) and addressed to the party as follows:

         FACILITY:
                           -------------------------------------

                           -------------------------------------

                           -------------------------------------
                           Attention:
                                      --------------------------

         and to:           Beverly Enterprises, Inc.
                           5111 Rogers Ave., Suite 40-A
                           Fort Smith, AR 72919-1000
                           Attention: David R. Banks, Chairman of the Board
                           Facsimile: 501-452-6712

         with copies to:   Robert W. Pommerville, Esq.
                           Executive Vice President, Secretary and General
                           Counsel
                           Beverly Enterprises, Inc.
                           5111 Rogers Avenue, Suite 40-A
                           Fort Smith, AR 72919-1000
                           Facsimile: 501452-3760
                           and

                           H. Watt Gregory, III, Esq.
                           Giroir, Gregory, Holmes & Hoover, PLC
                           111 Center Street - Suite 1900
                           Little Rock, AR 72201
                           Facsimile: 501-374-2330

         PROVIDER:         PharMerica Corporation
                           3611 Queen Palm Drive
                           Tampa, FL 33619
                           Attention:___________________________
                           Facsimile: 313-623-1167

         with copies to:
                           -------------------------------------

                           -------------------------------------

                           -------------------------------------

or to such other or additional addresses as may be provided by either party from time to time in the manner described above.

         13. GOVERNING LAW

         This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

         14. BINDING ON SUCCESSORS

         This Agreement shall be binding on and shall inure to the benefit of any and all successors, trustees, assignees, agents, heirs, executors, administrators, personal representatives and any other successor in interest of the parties to this Agreement

         15. INTEGRATION

         This Agreement supersedes all previous agreements, oral or written, between the parties and embodies the complete Agreement between the parties. This Agreement may only be amended or modified by written agreement signed by both parties.

         IN WITNESS WHEREOF, the parties by their duly authorized representatives have entered into this Agreement as of the date first above written.


                           FACILITY:      *
                                           ---------------------------------

                                          d/b/a **
                                                  --------------------------

                                          By:
                                              ------------------------------

                                          Title:
                                                ----------------------------

                           PROVIDER:      PHARMERICA CORPORATION


                                          By:
                                              ------------------------------

                                          Title:
                                                 ---------------------------



-----------------------
       * Fill in name of correct Corporate Subsidiary.

       **Fill in name of Facility.

                                    EXHIBIT A

                                SCHEDULE OF RATES

                                 Exhibit to PPA

                        PHARMACEUTICAL SERVICES AGREEMENT


         THIS PHARMACEUTICAL SERVICES AGREEMENT (the "Agreement"), in accordance with the terms of that certain Preferred Provider Agreement for Pharmaceutical and Related Services between Beverly Enterprises, Inc. and PharMerica Corporation (the "PPA") is made effective this ____ day of ________________ 199___ by and between *_______________________________ d/b/a
**________________________________, located at _________________________________
(the "FACILITY"), and PharMerica Corporation, a Delaware corporation which operates a licensed pharmacy in this state, located at ________________________ (the "PHARMACY"). In consideration of the mutual promises set forth below in the body of this Agreement, the parties agree as follows:

         1. TERM

         The term of this Agreement shall commence on ___________, 1997, and shall continue in full force and effect for a period of five (5) years thereafter. This Agreement shall be renewed at the end of the initial term by written agreement of both parties in accordance with the terms of the PPA. This Agreement, may, however, be terminated immediately for cause upon the occurrence of one of the following events: (a) dissolution and/or bankruptcy of either patty; (b) the making of a general assignment for the benefit of creditors by either party, (c) after written notice by Facility of a default by PHARMACY and a reasonable time, not to exceed sixty (60) days for PHARMACY to cure such default, the failure of PHARMACY to provide the services agreed to in this Agreement in a manner not reasonably satisfactory to FACILITY or that causes FACILITY to be out of compliance with federal, state or local licensure and/or certification requirements; or (d) PHARMACY's becoming insolvent or having a receiver appointed because of insolvency.

         2. PHARMACEUTICAL SERVICES

         PHARMACY shall provide pharmaceutical services under the terms and conditions of this Agreement and in accordance with any applicable requirements of federal, state or local laws, rules and/or regulations, including provisions of the Omnibus Budget Reconciliation Acts (OBRA) of 1987 and 1990. PHARMACY shall have the right to serve as FACILITY's exclusive PHARMACY subject to the rights of patients, patients' insurers or payors, and patients' physicians to choose another PHARMACY.

         PHARMACY agrees to:

                  a. Supply and replenish emergency drug kits in conformance with the policies and procedures of FACILITY.

-------------------------
         * Fill  in name of correct Corporate Subsidiary.

         **Fill in name of Facility.

                  b. Label all medications in accordance with Federal, State and Local laws, regulations and rules.

                  c. Provide routine pharmaceutical services to FACILITY six (6) days per week.

                  d. Provide emergency services to FACILITY twenty-four (24) hours per day, seven (7) days per week.

                  e. Provide to FACILITY a copy of all billed charges from PHARMACY to payors other than the FACILITY for all residents of FACILITY.

                  f. Provide medication carts for a mobile medication system. (See Paragraph 9.) The carts shall remain the property of PHARMACY.

         FACILITY agrees to:

                  a. Provide proper billing information such as admission data, source of payment status changes, and Medicaid information on a prompt and timely basis.

                  b. Designate the employee(s) responsible for implementing the services contemplated in this Agreement who shall act as coordinator(s) with PHARMACY.

         3. COMPENSATION

         PHARMACY and FACILITY shall agree to a Schedule of Rates or a Methodology for Determining Payment Rates prior to the effective date of this Agreement. Such Schedule of Rates or Methodology for Determining Payment Rates shall be attached to and incorporated by reference into this Agreement as Exhibit A.

         PHARMACY will receive payment by one or more of the following methods:
(Both parties must initial the choice(s) selected).

_____ 3.1      PHARMACY will be compensated for services rendered to or on behalf of FACILITY residents by directly billing the resident, the resident's responsible party, Medicare, Medicaid, a managed care organization or any other third party reimbursement source
               (collectively referred to as the "Appropriate Payor"). PHARMACY will not look to FACILITY for payment, in whole or in part, for service or medications to FACILITY residents. In the event
               PHARMACY fails to receive payment in whole or in part, from any Appropriate Payor for a service or medication provided to or on behalf of a FACILITY resident, PHARMACY will not look to FACILITY for payment, in whole or in part, and PHARMACY will have no right of recovery against FACILITY. Notwithstanding the foregoing, it is agreed that PHARMACY reserves the right to discontinue the provision of services for nonpayment by or on behalf of any patient or third party payer, upon not less than thirty (30) days' notice, unless FACILITY elects prior to the end of such thirty (30) day period to have PHARMACY bill FACILITY for such services in the future and to reimburse PHARMACY for unpaid prior services billed to such patient or third party payor.


_____ 3.2      Notwithstanding paragraph 3.1 above, FACILITY may agree to provide PHARMACY's services to certain FACILITY residents where such services will be paid for as part of a per diem, all-inclusive rate or other direct payment to FACILITY by an Appropriate Payor. Under such circumstances, FACILITY will give
               PHARMACY written notice of those residents and services for which FACILITY has agreed to receive direct payment prior to the provision of services to FACILITY resident(s). (In the absence of such written notice from FACILITY to PHARMACY, PHARMACY will look only to an Appropriate Payor, if any, for payment) PHARMACY will then submit to FACILITY on a monthly basis an invoice for those services to FACILITY residents in accordance with the Schedule of Rates or the Methodology for Determining Payment Rates agreed to by FACILITY and PHARMACY prior to the effective date of this Agreement. The Schedule of Rates or Methodology for Determining
               Payment Rates is attached as Exhibit A and incorporated by reference into this Agreement and will remain in effect for the term of the Agreement. In those instances in which PROVIDER bills
               FACILITY for services or products pursuant to this paragraph, PROVIDER shall bill FACILITY on a weekly basis if FACILITY is on the A5400 dispensing system; if FACILITY is not on such system, PROVIDER shall bill FACILITY on a monthly basis. The invoice will reflect services rendered from the first day of the applicable billing period to the last day of the applicable billing period, will be in the form required by FACILITY and will be submitted to FACILITY within days of the end of the applicable billing period.
               FACILITY agrees to pay PHARMACY within sixty (60) days of receipt of PHARMACY's invoice. FACILITY shall review each invoice and use its reasonable efforts to notify PROVIDER of any credit adjustments determined by FACILITY to be due FACILITY from PROVIDER on such invoice within four (4) business days after receipt of PROVIDER's invoice if FACILITY is on a weekly billing cycle and within fifteen (15) business days if FACILITY is on a monthly billing cycle. PROVIDER shall accordingly issue a credit in the amount of any such adjustment on the invoice due in the next billing cycle after receipt by PROVIDER of notice of such adjustment by FACILITY. If FACILITY does not notify PROVIDER of adjustments within such four (4) or fifteen (15) business day period, PROVIDER shall issue an appropriate credit in the amount of any such adjustment on the next invoice after receipt of such notice of adjustment. PROVIDER shall give FACILITY thirty (30) days' written notice prior to changing FACILITY's applicable hilling period under this paragraph.

_____ 3.3      Notwithstanding paragraph 3.1 above, FACILITY may order or request PHARMACY's services to be provided directly to FACILITY
               (and not to or on behalf of a particular resident) where such services will be paid for directly by FACILITY. Under such circumstances, FACILITY will give PHARMACY written notice of those services for which FACILITY will pay PHARMACY directly prior to the provision of services to FACILITY. PHARMACY will submit to FACILITY on a monthly basis an invoice for such services in accordance with the Schedule of Rates or Methodology for Determining Payment
               Rates agreed to by FACILITY and PHARMACY prior to the effective date of this Agreement and attached as Exhibit A. The Schedule of Rates or the Methodology for Determining Payment Rates will be attached to and incorporated by reference into this Agreement. In those instances in which PROVIDER bills FACILITY for services or products pursuant to this paragraph, PROVIDER shall bill FACILITY on a weekly basis if FACILITY is on the A5400 dispensing system;
               if FACILITY is not on such system, PROVIDER shall bill FACILITY on a monthly basis. The invoice will reflect the services rendered from the first day of the applicable billing period to the last day of the applicable billing period, will be in the form required by FACILITY and will be submitted to FACILITY within _____ days of the end of the applicable billing period.
               FACILITY agrees to pay PHARMACY within sixty (60) days of receipt of PHARMACY's invoices. FACILITY shall review each invoice and use its reasonable efforts to notify PROVIDER of any credit adjustments determined by FACILITY to be due FACILITY from PROVIDER on such invoice within four (4) business days after receipt of PROVIDER's invoice if FACILITY is on a weekly billing cycle and within fifteen (15) business days if FACILITY is on a monthly billing cycle. PROVIDER shall accordingly issue a credit in the amount of any such adjustment on the invoice due in the next billing cycle after receipt by PROVIDER of notice of such adjustment by FACILITY. If FACILITY does not notify PROVIDER of adjustments within such applicable four (4) or fifteen (15) business day period, PROVIDER shall issue an appropriate credit in the amount of any such adjustment on the next invoice after receipt of such notice of adjustment. PROVIDER shall give
               FACILITY thirty (30) days' written notice prior to changing
               FACILITY's applicable billing period under this paragraph.

         Except in the circumstances set out in paragraphs 3.2 and 3.3 above where FACILITY has the obligation to provide PHARMACY with written notice of services being provided by PHARMACY to FACILITY or to certain FACILITY residents, PHARMACY will be solely responsible for determining the Appropriate Payor for each FACILITY resident. FACILITY will make reasonably available any information it may have regarding any FACILITY resident's Appropriate Payor, provided that PHARMACY will have no recourse against FACILITY in the event the information made available by FACILITY to PHARMACY is inaccurate, incomplete or misleading.

         4. CIVIL RIGHTS

         PHARMACY shall comply with Titles VI and VII of the Civil Rights Act of 1964, Sections 503 and 504 of the Rehabilitation Act of 1973, and all requirements imposed by or pursuant to the regulations of the Department of Health and Human Services issued pursuant to these Acts.

         5. RECORDS

         Pursuant to Section 1395x(V)(1)(i) of Title 42 of the United States Code, with respect to any services furnished under this Agreement, the value' or cost of which is Ten Thousand Dollars

($10,000) or more over a twelve (12) month period, until the expiration of four
(4) years after the termination of this contract, PHARMACY shall make available promptly upon written request to the Secretary of the United States Department of Health and Human Services, the Comptroller General of the United States General Accounting Office, or any of their duly authorized representatives, a copy of this Agreement and such books, documents and records as are necessary to verify the nature and extent of the costs of the services provided under this Agreement. PHARMACY further agrees to provide promptly to FACILITY any records as may be required under the Omnibus Budget Reconciliation Acts of 1987 and 1990.

         PHARMACY further agrees that in the event PHARMACY carries out any of its duties under this Agreement through a subcontract with a value or cost of Ten Thousand Dollars ($10,000) or more over a twelve (12) month period, such subcontract shall contain a clause to the effect that until the expiration of four (4) years after the furnishing of such services under such subcontract, the subcontractor shall make available promptly upon written request to the Secretary of the United States Department of Health and Human Services, the Comptroller General of the United States General Accounting Office, or any of their duly authorized representatives, the subcontract and such books, documents and records as are necessary to verify the nature and extent of such costs.

         PHARMACY agrees to save, indemnify and hold harmless FACILITY of and from any and all liability, loss, costs and expenses incurred directly or indirectly because of failure of PHARMACY to comply with the obligations set forth above in paragraphs. or for any inaccurate or fraudulent claims submitted to FACILITY by PHARMACY for billing purposes.

         6. CHANGE IN LAW OR REGULATION

                  a. If, during the term of this Agreement, there shall be (i) a change in the Medicare or Medicaid statute, regulations, or general instructions (or in the application thereof), or any governmental payor system, including but not limited to the Veterans Administration ("VA"), or (ii) the adoption of new legislation or regulations applicable to this Agreement (for purposes of this Paragraph 6 (an "Affected Agreement", and together with any other similarly affected agreement for pharmaceutical and/or related services between Beverly Enterprises, Inc. and PharMerica Corporation or their respective subsidiaries or Affiliates, the "Affected Agreements"), or (iii) a change in any other third party reimbursement system, or (iv) the initiation of enforcement action with respect to legislation, regulations, or instructions applicable to this Agreement, any of which changes, legislation, regulations or action affects the continuing legality of this Agreement or the ability of FACILITY to obtain reimbursement for the full cost of any pharmacy services and products (collectively, for purposes of this Paragraph 6, the "Services") at the levels then in effect, as charged to FACILITY by PROVIDER, FACILITY may, at any time within one year of the effective date as to FACILITY, of any such changes, legislation, regulation or action, upon written notice as provided herein, propose an amendment to this Agreement, modifying the same to the minimum extent necessary to assure the continuing legality of this Agreement or to eliminate the future impediment or impairment to reimbursement. For periods beginning January 1, 1998, in the event that reimbursement is denied for the FACILITY covered by this Agreement for covered items or Services under the Medicare program because PROVIDER'S charges exceed the usual, customary and reasonable charges for such Services or covered items, as evidenced by a Notice of Medicare Reimbursement ("NPR"), FACILITY shall provide PROVIDER as promptly as practicable with a copy of such NPR, and any change to this Agreement effectuated for the purpose of obtaining reimbursement shall be made applicable only for reimbursement periods subsequent to the period to which the NPR related, for the remainder of the term of this Agreement. In the event that PROVIDER is unable or unwilling to supply the items or Services at price levels sufficient to assure such reimbursement, then FACILITY may, at its sole option, elect to obtain such items or Services from other sources or to accept the prices offered by PROVIDER.

                  b. If, during the term of this Agreement, the system of reimbursement under which Medicare, Medicaid or any other third party governmental payor reimburses providers of health care services such as FACILITY for covered Services (hereinafter, the "Affected Services") shall be changed by law or regulation, from an existing cost-based reimbursement system to any other system, including but not limited to a prospective payment system, under which FACILITY or its Affiliates (as hereinafter defined) is placed at risk for full reimbursement of the Affected Services covered by this Agreement, then the parties agree that, at any time within one year of the effective date as to FACILITY, of any such change, upon written notice of such change as provided herein, they shall prospectively renegotiate the pricing terms with respect to the Affected Services under this Agreement to reflect the impact of such risk-based reimbursement for the remainder of the term of this Agreement or, at their option, the parties may elect to negotiate a risk-based pricing structure for this Agreement. In either event, the parties agree that they shall negotiate in good faith to achieve a fair distribution of any adverse impact of such change in the reimbursement system as it impacts the Affected Services. In the event the parties are unable to reach agreement on modified pricing terms with respect to Affected Services (hereinafter, the "Adjusted Pricing Structure"), FACILITY on written notice to PROVIDER may elect to take the following procedures:

                           (1) FACILITY, acting alone if it has the only
Affected Agreement with Provider for similarly situated Services being provided by PROVIDER, or in concert with any other Affiliates having Affected Agreements with PROVIDER for similarly situated Services, may solicit proposals (each a "Proposed Alternative Bid" and collectively, the "Proposed Alternative Bids") from any other qualified pharmacy provider for it or them, as applicable, to provide the Affected Services to it or them, as applicable, which are affected by such changes in the reimbursement system (such facilities, whether one or more, being referred to in this Paragraph 6 collectively as the "Affected Facilities") during the remainder of the term of the Affected Agreement then in effect. As used herein, "qualified pharmacy provider" means a provider of institutional pharmacy services which alone or with Affiliates has the capability of servicing the FACILITY and at least 75% of the other Affected Facilities then being served by PROVIDER.

                           (2) Upon receipt of such Proposed Alternative Bids to
provide the Affected Services to the FACILITY and the other Affected Facilities, if any, if all such Proposed Alternative Bids are equal to or greater than the Adjusted Pricing Structure last offered by the PROVIDER, FACILITY shall forthwith notify PROVIDER of that fact, and the Adjusted Pricing Structure last offered by PROVIDER shall thereupon be in effect for the duration of the term of this Agreement with respect to the Affected Services, subject to the continuing application of all the other terms and conditions of this Agreement, including the provisions of this Paragraph 6. If any of such Proposed Alternative Bids is less than the Adjusted Pricing Structure last offered by PROVIDER for the Affected Services, FACILITY shall provide such Proposed Alternative Bids to PROVIDER within 30 days after receipt of the last of such Bid or Bids. PROVIDER shall thereupon have the opportunity to revise its Adjusted Pricing Structure to provide the Affected Services in the FACILITY and in all other similarly situated Affected Facilities, if any, then being served by PROVIDER for the duration of the term then in effect of this Agreement and such other Affected Agreements, as applicable, to an amount (the "Average Adjusted Pricing Structure") equal to (i) the average of the three lowest Proposed Alternative Bids received by FACILITY with respect to such Affected Services, or (ii) if there are less than three qualified pharmacy providers at the time which submit Proposed Alternative Bids, the average of the two Proposed Alternative Bids received by FACILITY with respect to the Affected Services, or (iii) if there are less than two qualified pharmacy providers at the time which submit Proposed Alternative Bids, the Proposed Alternative Bid received by FACILITY with respect to the Affected Services.

                           (3) If PROVIDER elects to meet the Proposed
Alternative Bid or Bids, as applicable, with respect to the Affected Services, as set forth in subparagraph (2) above, it shall notify FACILITY not less than 30 days after receipt of all the Proposed Alternative Bids by PROVIDER of PROVIDER's election to continue to provide the Affected Services under the Average Adjusted Pricing Structure to the Facility for the duration of the term of this Agreement then in effect, subject to the continuing application of all the other terms and conditions of this Agreement, including the provisions of this Paragraph 6.

                           (4) If PROVIDER does not elect to provide the
Affected Services under the Average Adjusted Pricing Structure as hereinabove set forth, then FACILITY may, at its sole option, elect to obtain such Affected Services from any of the qualified pharmacy providers whose Proposed Bid is equal to or less than the Average Adjusted Pricing Structure or accept the Adjusted Pricing Structure last offered by PROVIDER for the duration of the term of this Agreement then in effect.

                  c. If, during the term of this Agreement, the system of reimbursement under which Medicare, Medicaid or any other governmental third-party payor reimburses providers of health care services such as the FACILITY for Affected Services shall be changed, by law or regulation, from an existing cost-based reimbursement system to any other system, including but not limited to a Prospective Payment System, under which FACILITY is required to absorb, as part of an all-inclusive rate or payment, the cost of Affected Services covered by this Agreement which were previously billed by PROVIDER directly to Medicare, Medicaid or other governmental third-party payor, then the parties agree that, at any time within one year of the effective date as to FACILITY, of any such change, upon written notice of such change as provided herein, they shall prospectively renegotiate the pricing terms with respect to the Affected Services under this Agreement to reflect the impact of such risk-based reimbursement for the remainder of the term of this Agreement, and this Agreement shall be amended to reflect the new prices for those Affected Services. In the event the parties are unable to reach agreement on modified pricing terms with respect to Affected Services, FACILITY on written notice to PROVIDER may elect !o follow the procedures set forth in subparagraphs 6 b (1) through (4), inclusive, to determine the Adjusted Pricing Structure for the Affected Services to be in effect with PROVIDER or other qualifying pharmacy providers for the duration of the term of this Agreement then in effect.

                  d. FACILITY shall have sole discretion as to any election to appeal, settle or compromise the amounts denied, disallowed or recouped by Medicare, Medicaid or any other third party reimbursement source.

         7. QUALIFICATIONS

         PHARMACY represents and warrants that PHARMACY has all the necessary qualifications, certifications, and/or licenses required by federal, state and local laws and regulations to provide the services under this Agreement PHARMACY will provide FACILITY with a copy of its current license in effect on the effective date of this Agreement and at each successive renewal.

         8. INSURANCE AND INDEMNITY

         Subject to the minimum coverage requirements set forth below, PHARMACY shall procure and maintain at all times throughout the Term of this Agreement such insurance as will fully protect both PHARMACY from all acts, errors or omissions while performing the services provided for in this Agreement.

         PHARMACY shall submit to FACILITY prior to the effective date of this Agreement, a certificate of insurance issued by an insurer authorized to conduct insurance business in this state and reasonably acceptable to FACILITY, indicating that PHARMACY has complete liability insurance coverage, including coverage for any acts of professional malpractice. Such insurance shall be in amounts reasonably satisfactory to FACILITY or in amounts required by the laws of this state, whichever is greater, but shall not be less than $1,000,000 per injury or incident to persons and $3,000,000 aggregate per year and $100,000 each occurrence property damage coverage. Coverage in amounts less than stated amounts must be approved in writing in advance by FACILITY's Corporate Risk Management Department. Said certificate shall provide that the insurer will not cancel said policy of insurance without giving FACILITY thirty (30) days advance written notice. Further, PHARMACY shall provide to FACILITY thirty (30) days advance written notice (or as soon as practicable) as to any material restriction, limitation, modification or revision to coverage contemplated herein.

         PHARMACY shall save, indemnify and hold FACILITY harmless of and from any and all liability, loss, costs and expenses incurred directly or indirectly from any acts, errors or omissions by PHARMACY, its agents, employees or invitees from any cause arising from or relating to PHARMACY's performance under this Agreement.

         Within the limits of its applicable insurance coverage, and to the extent not otherwise inconsistent with state law, FACILITY shall save, indemnify and hold PHARMACY harmless of and from any and all liability, loss, costs and expenses incurred directly or indirectly from any acts, errors or omissions by FACILITY, its agents, employees or invitees from any cause arising from or relating to FACILITY's performance under this Agreement.

         9. EQUIPMENT AND SUPPLIES

         When PHARMACY uses equipment and/or supplies provided by FACILITY, PHARMACY shall use such equipment and supplies properly and be solely responsible for injuries or damages resulting from any misuse. In addition, PHARMACY shall notify FACILITY in writing whenever equipment or supplies provided by FACILITY and used by PHARMACY for providing services need repair or replacement.

         PHARMACY and FACILITY agree that when PHARMACY provides mobile medication cart(s) as part of PHARMACY's drug distribution system, both parties agree the ownership remains with the PHARMACY. Necessary replacement as a result of normal wear and use shall be the responsibility of PHARMACY. SHOULD the carts require replacement as a result of misuse by FACILITY personnel, FACILITY agrees to cover the reasonable costs of that replacement FACILITY is responsible for keeping the carts clean and in normal working order. Two sets of keys will be furnished by PHARMACY to FACILITY upon original delivery of each cart. Lost or duplicate keys are the responsibility of FACILITY. The cart(s) are identified as follows:



         QUANTITY            MODEL NUMBER           SERIAL NUMBER
         --------            ------------           -------------








         10. INDEPENDENT CONTRACTOR

         This Agreement does not constitute a hiring of PHARMACY as an employee of FACILITY. It is the parties' intention that PHARMACY shall be an independent contractor and not FACILITY's employee. PHARMACY shall retain discretion and judgment regarding the manner and means of providing services to FACILITY subject to all applicable laws, regulations and FACILITY's policies. FACILITY assumes professional and administrative responsibility for the services rendered only to the extent that FACILITY will assure itself that (1) PHARMACY and each of its employees, agents or servants providing services under this Agreement is qualified by education and experience to render the services contracted for; and
(2) PHARMACY is satisfying the obligations set forth herein in a timely manner. This Agreement shall not be construed as a partnership and FACILITY shall not be liable for any obligations incurred by PHARMACY.

         11. CONFIDENTIALITY

         PHARMACY agrees to respect and abide by all federal, state and local laws pertaining to confidentiality and disclosure with regard to all information and records obtained or reviewed in the course of providing services to FACILITY and/or its residents. In the course of the relationship established between PHARMACY and FACILITY, certain confidential information about each party and/or its parent organization may be disclosed to the other party. Such information includes, without limitation, FACILITY resident names, medical records, business information and similar information of any kind whatsoever (collectively referred to as "Confidential Information"). PHARMACY and FACILITY shall hold Confidential Information in the strictest confidence as fiduciaries and shall not, voluntarily or involuntarily, sell, transfer, publish, disclose or otherwise make available to



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



others, any portion of the Confidential Information or related materials without the express written consent of the other party except as provided for under paragraph 5 herein and except as required for the performance of their duties under this Agreement. PHARMACY and FACILITY shall use their best efforts to protect the Confidential Information consistent with the manner in which they protect their most confidential business and client information.

         12. ATTORNEY'S FEES

         If suit is brought to enforce any of the terms or conditions of this Agreement, the prevailing party shall be entitled to recover such sums as the court may fix as costs and reasonable attorney's fees, in addition to any other relief to which it may be entitled.

         13. NOTICES

         Any notice required to be provided to any party to this Agreement shall be in writing and shall be considered effective three (3) days after the date of deposit with the United States Postal Service by certified or registered mail, first class postage prepaid, return receipt requested, or by facsimile transmission (receipt confirmed) and addressed to the patty as follows:

       FACILITY:
                         ---------------------------------

                         ---------------------------------

                         ---------------------------------
                         Attention:
                                   -----------------------

       and to:           Beverly Enterprises, Inc.
                         5111 Rogers Ave., Suite 40-A
                         Fort Smith, AR 72919-1000
                         Attention: David R. Banks, Chairman of the Board
                         Facsimile: 501-452-6712

       with copies to:   Robert W. Pommerville, Esq.
                         Executive Vice President, Secretary and General Counsel
                         Beverly Enterprises, Inc.
                         5111 Rogers Avenue, Suite 40-A
                         Fort Smith, AR 72919-1000
                         Facsimile: 501452-3760

                         and

                         H. Watt Gregory, III, Esq.
                         Giroir, Gregory, Holmes & Hoover, PLC
                         111 Center Street - Suite 1900
                         Little Rock, AR 72201
                         Facsimile: 501-374-2330

       PROVIDER:         PharMerica Corporation
                         3611 Queen Palm Drive
                         Tampa, FL 33619
                         Attention:_________________________
                         Facsimile:  313-623-1167

       with copies to:
                      --------------------------------------

                      --------------------------------------

                      --------------------------------------

or to such other or additional addresses as may be provided by either patty from time to time in the manner described above.

         14. GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         15. BINDING ON SUCCESSORS

         This Agreement shall be binding on and shall inure to the benefit of any and all successors, trustees, assignees, agents heirs executors administrators, personal representatives and other successors in interest of the parties to this Agreement.

         16. INTEGRATION

         This Agreement supersedes all previous agreements, oral or written, between parties and embodies the complete Agreement between the parties. This Agreement may only be amended or modified by written agreement signed by both parties.

         IN WITNESS WHEREOF, the parties by their duly authorized representatives have entered into this Agreement as of the date first above written.


                           FACILITY:       *
                                            ----------------------------------

                                           d/b/a **
                                                   ---------------------------

                                           By:
                                              --------------------------------

                                           Title:
                                                  ----------------------------

                           PROVIDER:       PHARMERICA CORPORATION


                                           By:
                                               -------------------------------

                                           Title:
                                                  ----------------------------


----------------------
        * Fill in name of correct Corporate Subsidiary.
        **Fill in name of Facility.

                                    EXHIBIT A

         SCHEDULE OF RATES OR METHODOLOGY FOR DETERMINING PAYMENT RATES











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